SELIGMAN
                                                                       Municipal
                                                                    Series Trust

                                  ANNUAL REPORT
                               September 30, 2002

                                 Seeking Income
                               Exempt From Regular
                                   Income Tax

                                      LOGO
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

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SELIGMAN  --  TIMES  CHANGE  VALUES  ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

TIMES  CHANGE

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 VALUES  ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE  OF  CONTENTS

To the Shareholders                          1
Interview With Your Portfolio Manager        2
Performance Overview and Portfolio Summary   4
Portfolios of Investments                    9
Statements of Assets and Liabilities        15
Statements of Operations                    16
Statements of Changes in Net Assets         17
Notes to Financial Statements               19
Financial Highlights                        24
Report of Independent Auditors              30
Trustees and Officers of the Trust          31
For More Information                        35
Glossary of Financial Terms                 36

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TO  THE  SHAREHOLDERS

Significant volatility in the equity markets helped to make the year ended September 30, 2002 a strong one for municipal bonds. During this time period, each Series in Seligman Municipal Series Trust continued to pay attractive yields exempt from regular federal and state income taxes, while maintaining higher-quality portfolios.

Early in the past year, the US economy began rebounding strongly from 2001's recession. By mid-2002, however, the recovery appeared to be losing steam. While gross domestic product (GDP) grew at a strong annualized rate of 5.0% in the first quarter of 2002, it fell sharply in the second quarter, managing to expand at a 1.3% annual rate. Third-quarter GDP growth was better, coming in at a 3.1% annualized rate. Corporate accounting scandals and geopolitical uncertainty further dampened investors' enthusiasm for equities, causing the stock market to post heavy losses through September. Most recently, durable goods orders dropped and consumer confidence fell sharply. We are closely watching consumer confidence levels, given the important role consumer spending plays in the economy.

In response to stock market volatility, an increasing number of investors sought refuge in municipal bonds and other fixed income securities. Even as municipal new issuance soared, investor demand was able to absorb the new supply. As the economic recovery appeared more uncertain and investor demand increased, yields for both US Treasuries and municipal bonds decreased overall for the one-year period. The 10-year Treasury had risen to well over 5.00% in early 2002 due to positive economic signs. On September 30, 2001, the yield on the 10-year Treasury bond was 4.60%, but by September 30, 2002, it had declined to 3.63%. During the same period, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a more modest 66-basis-point range, ending the period with yields at a 34-year low. Municipal yields declined less than Treasury yields, and for this reason municipal bonds have become particularly attractive in comparison to Treasury bonds.

On November 6, 2002, the Federal Reserve Board lowered the federal funds rate by 50 basis points to 1.25%. It was the first rate cut of 2002, and it was intended to stimulate economic activity by further lowering borrowing costs. The rate cut could also provide a psychological boost to investors and consumers. If economic weakness persists, Congress, with midterm elections now behind them, could realistically consider a fiscal stimulus.

To varying degrees, the nation's states and municipalities are struggling with fiscal difficulties associated with the weak economy. States have responded to decreased tax revenues by slashing budgets, raising taxes, and tapping reserves. Their financial situation will probably be challenging for some time to come, but, fortunately, investor demand for municipal bonds remains strong, and this can serve as an important source of financing for states and municipalities.

Against this backdrop of economic uncertainty, the Trust's strategy is to build portfolios composed of high-quality bonds. At fiscal year end, at least 82% of portfolio holdings were rated within the three highest rating categories of Moody's and Standard & Poor's. We spend a great deal of time researching and monitoring municipal credits for inclusion in the Trust. Given its ongoing budgetary difficulties, we are monitoring California particularly closely for signs of further credit deterioration. We believe our cautious approach has thus far insulated shareholders from the worst of the downturn, and we trust it will continue to do so as the economic recovery strengthens, as we believe it will in 2003.

We appreciate your confidence in Seligman Municipal Series Trust and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as each Series' portfolio of investments, financial statements, and performance history, follows this letter.
By  order  of  the  Trustees,

/s/William  C.  Morris
   William  C.  Morris
   Chairman

                                                               /s/Brian T. Zino
                                                                  Brian T.  Zino
                                                                       President

November  8,  2002

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INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGER,
THOMAS  G.  MOLES

Q: What economic and market factors influenced Seligman Municipal Series Trust during the year ended September 30, 2002?

A: Seligman Municipal Series Trust's current fiscal year began on October 1, 2001, just three weeks after the events of September 11. For the next several weeks, municipal market activity was muted and long-term municipal yields remained stable. On October 31, 2001, the Treasury Department announced the elimination of 30-year Treasury bond auctions, sending municipal bond yields sharply lower. The rally was short-lived, however, as the economy began to exhibit signs of improvement. Long-term municipal yields began a gradual rise, reaching the high for the period in March. As the pace of the recovery slowed during the second half of the Trust's fiscal year, long-term municipal yields moved steadily lower. Currently, municipal bond yields are at a 34-year low. Over the past twelve months, municipal yields fluctuated within a range of 66 basis points. In contrast, the 10-year Treasury experienced more than twice the volatility and the 30-year Treasury more than 1.5 times the volatility.

     During the Trust's fourth fiscal quarter, the decline in Treasury bond yields outpaced the decline in municipal bond yields. As a result, municipal bonds have become particularly attractive in comparison to Treasury bonds. At fiscal year end, long-term municipal bonds, as measured by the Bond Buyer 20-Bond Index, were yielding 124% of the 10-year Treasury bond, a new high for the ratio, and 99% of the 30-year Treasury, the highest level since 1998. For an investor in the highest federal income tax bracket, a municipal bond yield of 4.50% is equivalent to a taxable bond yield of 7.33%.

     The low interest rate environment of the past year sparked a steady increase in municipal issuance that has yet to subside. Year-to-date, new issue supply is up 28% over the same period last year and is on track to break the previous record set in 1993. Demand for municipal bonds has been strong despite low yields. The protracted equity bear market has prompted many investors to seek the relative safety and stability of the municipal market.

     While we believe that the recession is technically over, economic growth remains weak. States and municipalities are experiencing severe budget deficits as a result of sharp declines in tax revenue, and many will continue to struggle for some time to come. Still, most municipal issuers have managed to weather the recent downturn better than the previous recession. During the decade-long expansion, many states and municipalities amassed budget surpluses, lowered debt costs through refinancings, and maintained manageable debt levels.

     The recent recession has exacerbated California's ongoing fiscal difficulties. While the state has made progress in dealing with its energy crisis, serious challenges remain. Most notably, California is facing a significant cash flow problem. Personal income tax receipts were substantially below forecasted revenues and the state had to rely heavily on non-recurring revenues, as well as on optimistic revenue and federal aid expectations, to close a $24 billion budget gap. In order to fund the state's cash flow management needs, California has had to issue Revenue Anticipation Warrants in addition to the regularly issued Revenue Anticipation Notes. The state is also depending on the issuance of power revenue and tobacco securitization bonds. California continues to face recurring structural deficits and until a more permanent solution is adopted, the trend for the state is uncertain. Florida was assigned a negative outlook after September 11, 2001 due to its dependency on the tourism industry. Over the past year, however, the state fared better than expected and its outlook has been restored to stable. In August, North Carolina's budgetary pressures compelled Moody's Investors Service to downgrade the state's general obligation debt to Aa1 from Aaa, a rating it had sustained since 1973.

     For the quarter ended September 30, 2002, Moody's Investors Service reported that overall rating upgrades exceeded downgrades by a ratio of 4.4 to 1. Standard & Poor's downgraded more issuers than they upgraded, for a ratio of 1.2 to 1. The health care sector continued to experience more downgrades than upgrades but the trend is improving as the industry stabilizes. The nation's airlines, already struggling prior to September 11, continue to suffer credit deterioration. Valuations are at new lows for many carriers and the outlook for most airlines remains negative. Airport bonds have fared much better due to a broader source of revenue. The Trust has no exposure to airline debt. The Florida Series and the California Quality Series own airport bonds, all of which are insured and rated AAA.

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INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGER,
THOMAS  G.  MOLES

Q:   What  was  your  investment  strategy  during  this  time?

A: Our strategy for the past 12 months has been consistent with our positive interest rate and municipal market outlook. In general, new purchases were concentrated in bonds with maturities of 25-40 years in order to maximize price appreciation potential as yields declined. To further improve duration, we reduced shorter-call positions as well as shorter-maturity holdings. Water and sewer holdings were reduced in the California Quality and North Carolina Series because the sector had become overweighted. Transportation bonds currently represent a large percentage of the Florida Series' portfolio. Issuance in this sector has been heavy due to the state's major transportation needs. Currently, all holdings within this sector are insured and rated AAA.

     In late July, we made the decision to increase the Trust's cash positions. In our opinion, municipal valuations had become artificially high due to exceptionally robust demand for municipal securities. At the time we initiated our sell program, long-term municipal yields were at the lowest level since November despite market and economic conditions that would ordinarily have raised concerns of an increasing yield environment. While growth remains sluggish, the economy is nevertheless expanding. The price of oil has risen sharply in 2002, posing a potential risk to the rate of inflation. Lastly, burgeoning Treasury borrowing needs could spark an increase in interest rates when the current "flight-to-quality" demand for Treasury bonds weakens. It is our intention to maintain cash at current levels until long-term municipal yields better reflect municipal market fundamentals.

Q:   What  is  your  outlook

A: Consumer confidence has been weakening, falling to its lowest level since November 1993 before recovering somewhat. As consumer spending is key to any meaningful recovery, we remain cautiously optimistic with respect to near-term prospects for the economy. Over the long term, however, our outlook remains positive. We will continue to position the Trust to benefit from an extended period of modest economic growth and stable long-term interest rates. A steady improvement in stock market performance could elicit a modest increase in municipal yields as investors reallocate assets into equities. Nevertheless, given the relative attractiveness of municipal bonds in comparison to taxable bonds, municipal bonds would likely outperform taxable bonds in a rising yield environment.

     Municipal bond funds continue to provide investors with a significant yield advantage over taxable bond funds. In addition, municipals provide needed diversification, given the volatility in the equity market. By including municipal securities in the investment mix, risk profiles can be appreciably reduced. In terms of risks from credit default, we believe the highest-rated municipal bonds are second only to US government bonds. That distinction is unlikely to change despite the current challenges facing municipal issuers.

A  TEAM  APPROACH

Seligman Municipal Series Trust is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Trust by a group of seasoned professionals who are responsible for research and trading consistent with the Trust's investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.

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PERFORMANCE  OVERVIEW  AND  PORTFOLIO  SUMMARY

The following charts compare a $10,000 hypothetical investment made in each Series of Seligman Municipal Series Trust Class A shares, with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are reinvested in additional shares, for the 10-year period ended September 30, 2002, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same period. The performances of each Series of Seligman Municipal Series Trust Class C and Class D shares are not shown in the charts but are included in the table below each chart. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Trust distributions or the redemption of Trust shares. It is important to keep in mind that the Lehman Index does not include any fees or sales charges and does not reflect state-specific bond market performance. The table below each chart also includes relevant portfolio characteristics for each Series. Past performance is not indicative of future investment results.

CALIFORNIA  HIGH-YIELD  SERIES

            CLASS A
------------------------------------------
             WITH      WITHOUT
DATE         LOAD       LOAD      LEHMAN*
---------  ---------  ---------  ---------
30-Sep-92   9,527.22  10,000.00  10,000.00
31-Dec-92   9,685.75  10,166.39  10,182.00
31-Mar-93   9,967.12  10,461.73  10,559.75
30-Jun-93  10,254.94  10,763.84  10,905.06
30-Sep-93  10,501.51  11,022.64  11,273.65
31-Dec-93  10,645.36  11,173.63  11,431.48
31-Mar-94  10,400.20  10,916.31  10,803.89
30-Jun-94  10,458.70  10,977.71  10,923.81
30-Sep-94  10,544.68  11,067.95  10,998.10
31-Dec-94  10,348.29  10,861.81  10,839.72
31-Mar-95  11,018.75  11,565.55  11,606.09
30-Jun-95  11,229.82  11,787.09  11,885.80
30-Sep-95  11,477.70  12,047.27  12,228.11
31-Dec-95  11,854.47  12,442.75  12,731.91
31-Mar-96  11,745.53  12,328.39  12,577.85
30-Jun-96  11,908.95  12,499.91  12,674.70
30-Sep-96  12,222.48  12,829.00  12,966.22
31-Dec-96  12,508.96  13,129.71  13,296.86
31-Mar-97  12,459.01  13,077.27  13,266.27
30-Jun-97  12,884.14  13,523.50  13,723.96
30-Sep-97  13,291.10  13,950.65  14,138.42
31-Dec-97  13,599.93  14,274.80  14,521.58
31-Mar-98  13,781.94  14,465.83  14,688.57
30-Jun-98  14,012.97  14,708.32  14,911.84
30-Sep-98  14,414.59  15,129.88  15,369.63
31-Dec-98  14,440.36  15,156.92  15,461.85
31-Mar-99  14,542.33  15,263.95  15,599.46
30-Jun-99  14,274.53  14,982.86  15,323.35
30-Sep-99  14,008.55  14,703.69  15,262.06
31-Dec-99  13,680.51  14,359.37  15,143.01
31-Mar-00  14,327.03  15,037.97  15,586.70
30-Jun-00  14,567.15  15,290.01  15,822.06
30-Sep-00  15,057.41  15,804.60  16,204.96
31-Dec-00  15,650.41  16,427.03  16,913.11
31-Mar-01  15,858.66  16,645.62  17,288.58
30-Jun-01  15,890.34  16,678.87  17,400.96
30-Sep-01  16,526.53  17,346.63  17,889.93
31-Dec-01  16,373.67  17,186.19  17,780.80
31-Mar-02  16,326.10  17,136.25  17,947.94
30-Jun-02  16,820.67  17,655.35  18,604.83
30-Sep-02  17,627.72  18,502.45  19,488.56
------------------------------------------

The performance of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT  RESULTS  PER  SHARE

TOTAL  RETURNS
For  Periods  Ended  September  30,  2002




                                                            AVERAGE ANNUAL
                                        ----------------------------------------------------
                                                                       CLASS C     CLASS D
                                                                        SINCE       SINCE
                                 SIX         ONE        FIVE    10    INCEPTION*  INCEPTION
                               MONTHS*       YEAR       YEARS  YEARS  5/27/1999    2/1/1994
                               -------    -----------  -----  -----  ----------  ----------
CLASS A**
With Sales Charge                 2.63%         1.45%    4.75%  5.83%      n/a         n/a
Without Sales Charge              7.78          6.49     5.77   6.35       n/a         n/a
CLASS C**
With Sales Charge and CDSC        5.31          3.48      n/a    n/a       4.69%       n/a
Without Sales Charge and CDSC     7.30          5.57      n/a    n/a       5.02        n/a
CLASS D**
With 1% CDSC                      6.30          4.57      n/a    n/a       n/a         n/a
Without CDSC                      7.30          5.57     4.86    n/a       n/a        4.91%
LEHMAN BROTHERS MUNICIPAL
BOND INDEX***                     8.58          8.93     6.63   6.90       7.01-      6.21--





NET ASSET                                                        DIVIDEND, CAPITAL GAIN,
VALUE                                                             AND YIELD INFORMATION
                                                           For Periods Ended September 30, 2002
                                                                                                              CAPITAL  SEC
                       9/30/02      3/31/01     9/30/01                                          DIVIDENDS+   GAIN+    YIELD++
                     ------------  ----------  ----------                                        -----------  -------  --------

CLASS A              $      6.74   $     6.39  $     6.63  CLASS A                                   $0.287    $0.018     3.66%
CLASS C                     6.75         6.40        6.64  CLASS C                                    0.230     0.018     2.92
CLASS D                     6.75         6.40        6.64  CLASS D                                    0.230     0.018     2.96

HOLDINGS BY
     MARKET SECTOR#                                        MOODYRATINGS#
Revenue Bonds                 93%                          Aaa/AAA                                       10%
General Obligation                                         Aa/AA                                          9
     Bonds##                   7                           A/A                                           63
                                                           Baa/BBB                                       13
                                                           Caa/CCC                                        5
WEIGHTED AVERAGE MATURITY         24.4 years



---------------
See  footnotes  on  page  8.

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PERFORMANCE  OVERVIEW  AND  PORTFOLIO  SUMMARY

CALIFORNIA  QUALITY  SERIES


                        CLASS A
            ------------------------------
             WITH      WITHOUT
DATE         LOAD       LOAD      LEHMAN
---------  ---------  ---------  ---------
30-Sep-92   9,527.12  10,000.00  10,000.00
31-Dec-92   9,691.82  10,172.87  10,182.00
31-Mar-93  10,138.76  10,642.00  10,559.75
30-Jun-93  10,463.61  10,982.97  10,905.06
30-Sep-93  10,853.64  11,392.36  11,273.65
31-Dec-93  10,913.59  11,455.28  11,431.48
31-Mar-94  10,190.39  10,696.18  10,803.89
30-Jun-94  10,238.03  10,746.19  10,923.81
30-Sep-94  10,233.05  10,740.96  10,998.10
31-Dec-94  10,007.86  10,504.59  10,839.72
31-Mar-95  10,905.72  11,447.02  11,606.09
30-Jun-95  11,048.11  11,596.47  11,885.80
30-Sep-95  11,342.87  11,905.86  12,228.11
31-Dec-95  11,988.64  12,583.69  12,731.91
31-Mar-96  11,736.23  12,318.75  12,577.85
30-Jun-96  11,855.84  12,444.30  12,674.70
30-Sep-96  12,137.24  12,739.67  12,966.22
31-Dec-96  12,457.71  13,076.04  13,296.86
31-Mar-97  12,373.19  12,987.33  13,266.27
30-Jun-97  12,792.51  13,427.45  13,723.96
30-Sep-97  13,214.36  13,870.25  14,138.42
31-Dec-97  13,553.48  14,226.19  14,521.58
31-Mar-98  13,674.88  14,353.63  14,688.57
30-Jun-98  13,898.55  14,588.40  14,911.84
30-Sep-98  14,360.18  15,072.93  15,369.63
31-Dec-98  14,401.86  15,116.67  15,461.85
31-Mar-99  14,477.03  15,195.58  15,599.46
30-Jun-99  14,111.25  14,811.64  15,323.35
30-Sep-99  13,831.79  14,518.31  15,262.06
31-Dec-99  13,523.21  14,194.42  15,143.01
31-Mar-00  14,205.35  14,910.42  15,586.70
30-Jun-00  14,446.45  15,163.49  15,822.06
30-Sep-00  14,930.58  15,671.66  16,204.96
31-Dec-00  15,722.67  16,503.06  16,913.11
31-Mar-01  15,939.64  16,730.80  17,288.58
30-Jun-01  15,827.76  16,613.36  17,400.96
30-Sep-01  16,531.82  17,352.37  17,889.93
31-Dec-01  16,407.01  17,221.37  17,780.80
31-Mar-02  16,284.14  17,092.40  17,947.94
30-Jun-02  16,883.53  17,721.54  18,604.83
30-Sep-02  17,764.26  18,645.99  19,488.56
------------------------------------------

The performance of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT  RESULTS  PER  SHARE

TOTAL  RETURNS
For  Periods  Ended  September  30,  2002


                                                               AVERAGE ANNUAL
                                             ---------------------------------------------------
                                                                            CLASS C     CLASS D
                                                                             SINCE       SINCE
                                       SIX       ONE       FIVE     10    INCEPTION*   INCEPTION
                                      MONTHS*    YEAR     YEARS   YEARS    5/27/1999    2/1/1994
                                     -------- ---------  ------  ------  -----------  ----------
CLASS A**
With Sales Charge                       3.73%    $ 2.25%   5.03%   5.91%        n/a        n/a
Without Sales Charge                    8.91       7.29    6.06    6.43         n/a        n/a
CLASS C**
With Sales Charge and CDSC              6.27       4.14     n/a     n/a         5.24%      n/a
Without Sales Charge and CDSC           8.41       6.20     n/a     n/a         5.57       n/a
CLASS D**
With 1% CDSC                            7.41       5.20     n/a     n/a         n/a        n/a
Without CDSC                            8.41       6.20    5.10     n/a         n/a       4.64%
LEHMAN BROTHERS MUNICIPAL
BOND INDEX***                           8.58       8.93    6.63    6.90         7.01-     6.21--


NET ASSET                                                        DIVIDEND, CAPITAL GAIN,
VALUE                                                             AND YIELD INFORMATION
                                                           For Periods Ended September 30, 2002
                                                                                                              CAPITAL  SEC
                       9/30/02      3/31/01     9/30/01                                          DIVIDENDS+   GAIN+    YIELD++
                     ------------  ----------  ----------                                        -----------  -------  --------

CLASS A              $      7.04   $     6.60  $     6.90  CLASS A                                   $0.285    $0.058    $3.05%
CLASS C                     7.01         6.57        6.88  CLASS C                                    0.224     0.058     2.25
CLASS D                     7.01         6.57        6.88  CLASS D                                    0.224     0.058     2.28

HOLDINGS BY
     MARKET SECTOR#                                        MOODYRATINGS#
Revenue Bonds                 83%                          Aaa/AAA                                       66%
General Obligation                                         Aa/AA                                         14
     Bonds##                  17                           A/A                                           20

WEIGHTED AVERAGE MATURITY         22.8 years


---------------
See  footnotes  on  page  8.

--------------------------------------------------------------------------------
PERFORMANCE  OVERVIEW  AND  PORTFOLIO  SUMMARY

FLORIDA  SERIES


                       CLASS A
           -------------------------------
             WITH      WITHOUT
DATE         LOAD       LOAD      LEHMAN
---------  ---------  ---------  ---------
30-Sep-92   9,521.41  10,000.00  10,000.00
31-Dec-92   9,754.04  10,244.32  10,182.00
31-Mar-93  10,117.22  10,625.74  10,559.75
30-Jun-93  10,555.36  11,085.91  10,905.06
30-Sep-93  10,945.06  11,495.19  11,273.65
31-Dec-93  11,072.73  11,629.27  11,431.48
31-Mar-94  10,409.79  10,933.01  10,803.89
30-Jun-94  10,491.15  11,018.46  10,923.81
30-Sep-94  10,508.60  11,036.78  10,998.10
31-Dec-94  10,461.73  10,987.56  10,839.72
31-Mar-95  11,194.04  11,756.67  11,606.09
30-Jun-95  11,370.94  11,942.46  11,885.80
30-Sep-95  11,651.19  12,236.80  12,228.11
31-Dec-95  12,206.12  12,819.62  12,731.91
31-Mar-96  11,930.84  12,530.50  12,577.85
30-Jun-96  12,019.49  12,623.60  12,674.70
30-Sep-96  12,297.13  12,915.20  12,966.22
31-Dec-96  12,543.51  13,173.97  13,296.86
31-Mar-97  12,375.03  12,997.02  13,266.27
30-Jun-97  12,861.62  13,508.07  13,723.96
30-Sep-97  13,282.04  13,949.61  14,138.42
31-Dec-97  13,713.96  14,403.24  14,521.58
31-Mar-98  13,846.53  14,542.46  14,688.57
30-Jun-98  14,056.66  14,763.14  14,911.84
30-Sep-98  14,499.18  15,227.91  15,369.63
31-Dec-98  14,491.58  15,219.92  15,461.85
31-Mar-99  14,608.54  15,342.76  15,599.46
30-Jun-99  14,323.21  15,043.09  15,323.35
30-Sep-99  14,002.82  14,706.60  15,262.06
31-Dec-99  13,799.96  14,493.55  15,143.01
31-Mar-00  14,408.16  15,132.32  15,586.70
30-Jun-00  14,611.65  15,346.03  15,822.06
30-Sep-00  14,951.48  15,702.94  16,204.96
31-Dec-00  15,797.66  16,591.64  16,913.11
31-Mar-01  16,059.14  16,866.26  17,288.58
30-Jun-01  16,077.26  16,885.30  17,400.96
30-Sep-01  16,564.95  17,397.49  17,889.93
31-Dec-01  16,456.17  17,283.23  17,780.80
31-Mar-02  16,556.42  17,388.52  17,947.94
30-Jun-02  17,043.63  17,900.22  18,604.83
30-Sep-02  17,767.08  18,660.02  19,488.56
------------------------------------------

The performance of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT  RESULTS  PER  SHARE

TOTAL  RETURNS
For  Periods  Ended  September  30,  2002




                                                               AVERAGE ANNUAL
                                             ---------------------------------------------------
                                                                            CLASS C     CLASS D
                                                                             SINCE       SINCE
                                       SIX       ONE       FIVE     10    INCEPTION*   INCEPTION
                                      MONTHS*    YEAR     YEARS   YEARS    5/27/1999    2/1/1994
                                     --------  --------  ------  ------  -----------  ----------
CLASS A**
With Sales Charge                      2.09%      2.03%   4.93%   5.92%       n/a        n/a
Without Sales Charge                   7.13       7.08    5.96    6.44        n/a        n/a
CLASS C**
With Sales Charge and CDSC             4.76       4.20     n/a     n/a       5.04%       n/a
Without Sales Charge and CDSC          6.85       6.26     n/a     n/a       5.36        n/a
CLASS D**
With 1% CDSC                           5.85       5.26     n/a     n/a        n/a        n/a
Without CDSC                           6.85       6.26    5.19     n/a        n/a       4.69%
LEHMAN BROTHERS MUNICIPAL
BOND INDEX                             8.58       8.93    6.63    6.90       7.01-      6.21--




NET ASSET                                                               DIVIDEND, CAPITAL GAIN,
VALUE                                                                    AND YIELD INFORMATION
                                                                  For Periods Ended September 30, 2002
                                                                                                                      SEC
                              9/30/02      3/31/01     9/30/01                                          DIVIDENDS+    YIELD++
                            ------------  ----------  ----------                                        ------------  --------

CLASS A                     $      8.08   $     7.70  $     7.88  CLASS A                               $     0.340      3.13%
CLASS C                            8.10         7.71        7.90  CLASS C                                     0.281      2.51
CLASS D                            8.10         7.71        7.90  CLASS D                                     0.281      2.54

HOLDINGS BY
     MARKET SECTOR#                                               MOODYRATINGS#
Revenue Bonds                        82%                          Aaa/AAA                                        71%
General Obligation Bonds##           18                           Aa/AA                                          13
                                                                  A/A                                            11
WEIGHTED                                                          Baa/BBB                                         5
     AVERAGE MATURITY                22.4 years

---------------
See  footnotes  on  page  8.

--------------------------------------------------------------------------------
PERFORMANCE  OVERVIEW  AND  PORTFOLIO  SUMMARY

NORTH  CAROLINA  SERIES


                       CLASS A
            ------------------------------
             WITH      WITHOUT
DATE         LOAD       LOAD      LEHMAN
---------  ---------  ---------  ---------
30-Sep-92   9,524.40  10,000.00  10,000.00
31-Dec-92   9,692.90  10,176.91  10,182.00
31-Mar-93  10,099.21  10,603.52  10,559.75
30-Jun-93  10,458.89  10,981.15  10,905.06
30-Sep-93  10,879.05  11,422.30  11,273.65
31-Dec-93  10,951.12  11,497.96  11,431.48
31-Mar-94  10,213.82  10,723.84  10,803.89
30-Jun-94  10,244.29  10,755.83  10,923.81
30-Sep-94  10,247.98  10,759.70  10,998.10
31-Dec-94  10,146.50  10,653.16  10,839.72
31-Mar-95  11,031.15  11,581.97  11,606.09
30-Jun-95  11,230.31  11,791.07  11,885.80
30-Sep-95  11,469.70  12,042.43  12,228.11
31-Dec-95  12,131.17  12,736.92  12,731.91
31-Mar-96  11,802.85  12,392.20  12,577.85
30-Jun-96  11,918.20  12,513.31  12,674.70
30-Sep-96  12,202.82  12,812.14  12,966.22
31-Dec-96  12,460.32  13,082.50  13,296.86
31-Mar-97  12,414.44  13,034.33  13,266.27
30-Jun-97  12,820.02  13,460.17  13,723.96
30-Sep-97  13,180.06  13,838.18  14,138.42
31-Dec-97  13,550.53  14,227.15  14,521.58
31-Mar-98  13,665.55  14,347.92  14,688.57
30-Jun-98  13,903.42  14,597.67  14,911.84
30-Sep-98  14,313.44  15,028.15  15,369.63
31-Dec-98  14,338.48  15,054.45  15,461.85
31-Mar-99  14,419.47  15,139.48  15,599.46
30-Jun-99  14,145.87  14,852.21  15,323.35
30-Sep-99  13,874.71  14,567.51  15,262.06
31-Dec-99  13,619.33  14,299.38  15,143.01
31-Mar-00  14,122.70  14,827.88  15,586.70
30-Jun-00  14,288.09  15,001.54  15,822.06
30-Sep-00  14,618.61  15,348.56  16,204.96
31-Dec-00  15,299.02  16,062.95  16,913.11
31-Mar-01  15,564.35  16,341.52  17,288.58
30-Jun-01  15,618.59  16,398.47  17,400.96
30-Sep-01  16,010.81  16,810.28  17,889.93
31-Dec-01  15,965.95  16,763.18  17,780.80
31-Mar-02  16,092.21  16,895.73  17,947.94
30-Jun-02  16,574.22  17,401.81  18,604.83
30-Sep-02  17,351.26  18,217.64  19,488.56
------------------------------------------

The performance of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT  RESULTS  PER  SHARE

TOTAL  RETURNS
For  Periods  Ended  September  30,  2002


                                                               AVERAGE ANNUAL
                                             ---------------------------------------------------
                                                                            CLASS C     CLASS D
                                                                             SINCE       SINCE
                                       SIX       ONE       FIVE     10    INCEPTION*   INCEPTION
                                      MONTHS*    YEAR     YEARS   YEARS    5/27/1999    2/1/1994
                                     --------  --------  ------  ------  -----------  ----------
CLASS A**
With Sales Charge                      2.51%       3.11%   4.60%   5.67%     n/a          n/a
Without Sales Charge                   7.66        8.21    5.62    6.18      n/a          n/a
CLASS C**
With Sales Charge and CDSC             5.18        5.34    n/a      n/a     4.68%         n/a
Without Sales Charge and CDSC          7.27        7.41    n/a      n/a     4.99          n/a
CLASS D**
With 1% CDSC                           6.27        6.41    n/a      n/a      n/a          n/a
Without CDSC                           7.27        7.41    4.81     n/a      n/a         4.49%
LEHMAN BROTHERS MUNICIPAL
BOND INDEX***                          8.58        8.93    6.63     6.9     7.01-        6.21--





NET ASSET                                                        DIVIDEND, CAPITAL GAIN,
VALUE                                                             AND YIELD INFORMATION
                                                           For Periods Ended September 30, 2002
                                                                                                               CAPITAL   SEC
                       9/30/02      3/31/01     9/30/01                                          DIVIDENDS+    GAIN+     YIELD++
                     ------------  ----------  ----------                                        ------------  --------  --------

CLASS A              $    8.19     $   7.76  $   7.89      CLASS A                               $     0.322   $  0.007     2.85%
CLASS C                   8.18         7.75      7.88      CLASS C                                     0.263      0.007     2.23
CLASS D                   8.18         7.75      7.88      CLASS D                                     0.263      0.007     2.25

HOLDINGS BY
     MARKET SECTOR#                                        MOODYRATINGS#
Revenue Bonds                 79%                          Aaa/AAA                                        38%
General Obligation                                         Aa/AA                                          38
     Bonds##                  21                           A/A                                            10
                                                           Baa/BBB                                        14
WEIGHTED AVERAGE MATURITY         18.8 years

--------------------------------------------------------------------------------
PERFORMANCE  OVERVIEW  AND  PORTFOLIO  SUMMARY
---------------
*    Returns  for  periods  of  less  than  one  year  are  not  annualized.
** Return figures reflect any change in price and assume all distributions within the period are reinvested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. No adjustment was made to the performance of Class A shares for periods prior to January 1, 1993, the effective date for the Administration, Shareholder Services and Distribution Plan in the case of the California High-Yield and California Quality Series, to reflect the fee of up to 0.25% of average daily net assets for each Series payable under the plan. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of each Series' income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. An investment in the Series is not insured by the Federal Deposit Insurance Corporation or any other government agency. Past performance is not indicative of future investment results.
*** The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
-    From  5/31/99.
--   From  1/31/94.
+ Represents per share amount paid or declared for the year ended September 30, 2002.
++ Current yield, representing the annualized yield for the 30-day period ended September 30, 2002, has been computed in accordance with SEC regulations and will vary. During the period, the Manager, at its discretion, waived a portion of its management fee for the California High-Yield and Florida Series. Without these waivers the yields would be as follows:

                              CLASS A   CLASS C   CLASS D
California High-Yield Series     3.56%     2.82%     2.86%
Florida Series                   2.98      2.36      2.39

# Percentages based on current market values of long-term holdings at September 30, 2002.
##  Includes  pre-refunded  and  escrowed-to-maturity  securities.

--------------------------------------------------------------------------------
PORTFOLIOS  OF  INVESTMENTS
September  30,  2002

CALIFORNIA  HIGH-YIELD  SERIES

FACE                                                                                                   RATINGS+      MARKET
AMOUNT                                                        MUNICIPAL BONDS                            MOODY        VALUE
--------------------------------------  ------------------------------------------------------------  -----------  -----------

$2,500,000                             Alameda, CA Certificates of Participation
                                       (City Hall Seismic Upgrade Project),
                                       6.20% due 5/1/2025                                             NR/A         $ 2,619,975
 1,000,000                             California Department of Veterans Affairs (Home
                                       Purchase Rev.), 512% due 12/1/2018*                            Aa2/AA-        1,069,250
 1,500,000                             California Department of Veterans Affairs (Home
                                       Purchase Rev.),  5.60% due 12/1/2028                           Aaa/AAA        1,565,910
 1,000,000                             California Educational Facilities Authority Rev.
                                       (Loyola Marymount University),
                                       534% due 10/1/2024#                                            Aaa/NR         1,084,680
   275,000                             California Educational Facilities Authority Rev.
                                       (Loyola Marymount University),
                                       534% due 10/1/2024                                             A2/NR            286,231
 2,500,000                             California Educational Facilities Authority Rev.
                                       (Scripps College),  5% due 8/1/2031                            A1/NR          2,566,300
 2,750,000                             California Health Facilities Financing Authority Rev.
                                       (Kaiser Permanente), 5.40% due 5/1/2028                         A3/A          2,832,445
 3,000,000                             California Health Facilities Financing Authority Rev
                                       (Cedars-Sinai Medical Center),
                                       614% due 12/1/2034                                             A3/NR          3,327,030
 1,180,000                             California Housing Finance Agency Home Mortgage Rev.,
                                       638% due 8/1/2027*                                             Aa2/AA-        1,254,788
 2,500,000                             California Housing Finance Agency
                                       (Single Family Mortgage), 5.40% due 8/1/2028*                  Aaa/AAA        2,579,800
 2,500,000                             California Housing Finance Agency (Multi-Family
                                       Housing Rev.), 538% due 2/1/2036*                              Aa3/AA         2,545,700
 2,500,000                             California Infrastructure and Economic Development
                                       Bank Rev. (The J. David Gladstone Institutes),
                                       514% due 10/1/2034                                             NR/A-          2,601,850
 1,750,000                             California Pollution Control Financing Authority Rev.
                                       (Pacific Gas & Electric Co.),
                                       578% due 6/1/2023*                                             B3/CCC         1,665,108
 1,000,000                             California Pollution Control Financing Authority Rev.
                                       (Pacific Gas & Electric Co.),
                                       5.85% due 12/1/2023*                                           B3/CCC           951,600
 3,500,000                             California Statewide Certificates of Participation
                                       (ChildrenHospital of Los Angeles),
                                       514% due 8/15/2029                                             A2/A+          3,561,880
 2,500,000                             California Statewide Communities Development Authority Rev.,
                                       (Sutter Health), 558% due 8/15/2042                            A2/A+          2,643,200
 2,500,000                             Cupertino, CA Certificates of Participation
                                       (Capital Improvement Projects),
                                       534% due 1/1/2016                                              A1/AA-         2,560,850
 1,500,000                             Foothill/Eastern Transportation Corridor Agency,
                                       CA Toll Road Rev., 534% due 1/15/2040                          Baa3/BBB-      1,554,465
 2,955,000                             Modesto, CA Irrigation District Certificates of
                                       Participation, 5.30% due 7/1/2022                              A2/A+          2,956,832
 2,005,000                             Pleasanton, CA Joint Powers Financing Authority
                                       Reassessment Rev., 6.15% due 9/2/2012                          Baa1/NR        2,113,310
 3,000,000                             Puerto Rico Highway & Transportation Authority Rev.,
                                       512% due 7/1/2036                                              Baa1/A         3,321,870
 2,500,000                             Sacramento, CA Municipal Utility District Electric Rev.,
                                       514% due 7/1/2028                                              A2/A           2,555,475

---------------
+    Ratings  have  not  been  audited  by  Deloitte  &  Touche  LLP.
#    Pre-refunded  security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------

PORTFOLIOS  OF  INVESTMENTS
September  30,  2002

CALIFORNIA  HIGH-YIELD  SERIES (continued)

FACE                                                                                                   RATINGS+      MARKET
AMOUNT                                                        MUNICIPAL BONDS                            MOODY        VALUE
--------------------------------------  ------------------------------------------------------------  -----------  -----------

$3,000,000                             San Bernardino, CA Joint Powers Financing Authority
                                       (California Dept. of Transportation Lease),
                                       512% due 12/1/2020                                             A2/A          $3,156,930
 2,000,000                             Washington Township, CA Hospital District Hospital
                                       Healthcare System Rev., 514% due 7/1/2029                      A2/NR          2,073,680
                                                                                                                   -----------
TOTAL MUNICIPAL BONDS
     (Cost $50,754,392) -- 89.3%                                                                                    53,449,159
                                                                                                                   ===========

                                              VARIABLE RATE DEMAND NOTES
                                        ---------------------------------------------

 1,900,000                             Collier County, FL Health Facility Authority Hospital Rev.
                                       (Cleveland Clinic Health System), due 1/1/2033                 VMIG-1/A-1     1,900,000
   500,000                             New York City, NY GOs, due 10/1/2021                           VMIG-1/A-1+      500,000
   600,000                             New York City, NY GOs, due 11/1/2024                           VMIG-1/A-1+      600,000
   400,000                             New York State Energy Research & Development Authority
                                       Pollution Control Rev. (Niagara Mohawk), due 7/1/2015          NR/A-1+          400,000
 2,300,000                             New York State Energy Research & Development Authority
                                       Pollution Control Rev. (Niagara Mohawk), due 12/1/2027*        NR/A-1+        2,300,000
                                                                                                                   -----------

TOTAL VARIABLE RATE DEMAND NOTES
     (Cost $5,700,000) -- 9.5%                                                                                       5,700,000
                                                                                                                   -----------
OTHER ASSETS LESS LIABILITIES -- 1.2%                                                                                  738,174
                                                                                                                   -----------
NET ASSETS -- 100.0%                                                                                               $59,887,333
                                                                                                                   ===========

---------------
+    Ratings  have  not  been  audited  by  Deloitte  &  Touche  LLP.
#    Pre-refunded  security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
PORTFOLIOS  OF  INVESTMENTS
September  30,  2002

CALIFORNIA  QUALITY  SERIES




FACE                                                                                                    RATINGS+      MARKET
AMOUNT                                                     MUNICIPAL BONDS                                MOODY        VALUE
------------------------------  ------------------------------------------------------------          -----------  -----------
$3,000,000                      California Department of Water Resources Water System Rev.
                                (Central Valley Project), 6.10% due 12/1/2029#                        Aaa/AA       $ 3,502,770
 3,000,000                      California Educational Facilities Authority Rev.
                                (Pepperdine University), 5% due 11/1/2029                             A1/NR          3,106,200
 2,000,000                      California Educational Facilities Authority Rev.
                                (Stanford University), 5.35% due 6/1/2027                             Aaa/AAA        2,135,340
 4,000,000                       California Educational Facilities Authority Rev.
                                (University of San Diego), 5% due 10/1/2028                           Aaa/NR         4,165,400
 4,000,000                       California Educational Facilities Authority Rev. (University
                                 of Southern California), 5% due 10/1/2028                            Aa1/AA+        4,135,880
   990,000                       California Housing Finance Agency Home Mortgage Rev.,
                                 634% due 2/1/2025*                                                   Aa2/AA-        1,026,868
 4,000,000                       California Pollution Control Financing Authority Rev.
                                 (Mobil Oil Corporation Project), 512% due 12/1/2029*                 Aaa/AAA        4,308,760
 4,000,000                       California State GOs, 538% due 10/1/2027                             A1/A+          4,251,520
 3,780,000                       California State VeteransGOs, 5.70% due 12/1/2032*                   A1/AA-         3,959,285
 3,000,000                       California Statewide Communities Development Authority
                                 Certificates of Participation (The Trustees of the
                                 J. Paul Getty Trust), 5% due 10/1/2023                               Aaa/AAA        3,067,620
 2,000,000                       California Statewide Communities Development Authority Rev.,
                                 (Kaiser Permanente), 512% due 11/1/2032                              A3/A         $ 2,096,460
 3,500,000                       East Bay, CA Municipal Utility District Water System Rev.,
                                 5% due 6/1/2026                                                      Aaa/AAA        3,602,375
 2,500,000                       Eastern Municipal Water District, CA Water and Sewer Rev.,
                                 634% due 7/1/2012                                                    Aaa/AAA        3,199,650
 3,000,000                       Fresno, CA Sewer System Rev., 514% due 9/1/2019                      Aaa/AAA        3,433,740
 4,000,000                       Los Angeles, CA Department of Water & Power
                                 Water System Rev., 518% due 7/1/2041                                 Aa3/AA         4,163,960
 1,000,000                       Marin, CA Municipal Water District Water Rev.,
                                 5.65% due 7/1/2023                                                   A1/AA          1,052,110
 3,000,000                       Orange County, CA Local Transportation Authority
                                 (Measure M Sales Tax Rev.), 6% due 2/15/2009                         Aaa/AAA        3,578,070
 1,000,000                       Rancho, CA Water District Financing Authority Rev.,
                                 5.90% due 11/1/2015                                                  Aaa/AAA        1,135,140
 4,000,000                       Regents of the University of California Rev.
                                 (Multiple Purpose Projects), 538% due 9/1/2024                       Aaa/AAA        4,222,960
 4,000,000                       Sacramento County, CA Sanitation Districts Financing Authority Rev.
                                 (Sacramento Regional County Sanitation District), 5% due 12/1/2027   Aaa/AAA        4,163,000
 1,000,000                        Sacramento County, CA Sanitation Districts Financing Authority Rev.
                                 (Sacramento Regional County Sanitation District),
                                 578% due 12/1/2027                                                   Aa3/AA         1,129,770
 4,250,000                        San Francisco Bay Area Rapid Transit District, CA
                                 (Sales Tax Rev.), 5% due 7/1/2028                                    Aaa/AAA        4,404,573
 3,000,000                        San Francisco, CA City and County Airports Commission Rev.
                                 (International Airport), 6.60% due 5/1/2024*                         Aaa/AAA        3,258,570
                                                                                                                    -----------
TOTAL MUNICIPAL
     BONDS
     (Cost $67,064,406) --89.40%                                                                                    73,100,021
                                                                                                                    ===========

                                         VARIABLE RATE DEMAND NOTES
                                 -------------------------------------------------------

  200,000                        Delaware County, PA Industrial Development Authority
                                 Airport Facility Rev. (United Parcel Service), due 12/1/2015          NR/A-1+          200,000
  600,000                        Lincoln County, WY Pollution Control Rev.
                                 Series D (Exxon Project), due 11/1/2014                               P-1/A-1+         600,000
3,800,000                        Missouri State Health & Educational Facilities Authority
                                 Health Facility Rev. (Cox Health System), due 6/1/2022                VMIG-1/A-1+    3,800,000
3,000,000                        New York City, NY GOs, due 11/1/2024                                  VMIG-1/A-1+    3,000,000
                                                                                                                    -----------
TOTAL VARIABLE
     RATE DEMAND
     NOTES
     (Cost $7,600,000) -- 9.3%                                                                                        7,600,000
                                                                                                                    -----------
OTHER ASSETS LESS
     LIABILITIES -- 1.3%                                                                                              1,036,306
                                                                                                                    -----------
NET ASSETS -- 100.0%                                                                                                $81,736,327
                                                                                                                    ===========

---------------
+    Ratings  have  not  been  audited  by  Deloitte  &  Touche  LLP.
#    Pre-refunded  security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
PORTFOLIOS  OF  INVESTMENTS
September  30,  2002

FLORIDA  SERIES



FACE                                                                                          RATINGS+      MARKET
AMOUNT                                                   MUNICIPAL BONDS                        MOODY        VALUE
-------------------------------------  ----------------------------------------------------  -----------  -----------
$2,000,000                             Broward County, FL Airport System Rev.,
                                       514% due 10/1/2026                                    Aaa/AAA      $ 2,083,740
 1,000,000                             Dade County, FL Aviation Rev.,
                                       618% due 10/1/2020*                                   Aaa/AAA        1,083,650
 2,000,000                             Dade County, FL Public Improvement GOs,
                                       534% due 10/1/2016                                    Aaa/AAA        2,259,320
 1,750,000                             Escambia County, FL Health Facilities Authority Rev.
                                      (Ascension Health Credit Group),
                                       6% due 11/15/2031                                     Aa2/AA         1,955,153
   845,000                             Florida Housing Finance Agency Rev.
                                       (General Mortgage), 6.20% due 7/1/2027                Aa3/AA           889,041
   580,000                             Florida Housing Finance Agency Rev.
                                       (Single Family Mortgage),
                                       6.55% due 7/1/2014*                                   Aaa/AAA          613,205
   710,000                             Florida Housing Finance Agency Rev.
                                       (Homeowner Mortgage),
                                       6.35% due 6/1/2014*                                   NR/AAA           732,294
   750,000                             Florida Housing Finance Agency Rev.
                                       (Homeowner Mortgage),
                                       5.95% due 1/1/2032*                                   Aaa/AAA          789,105
 2,500,000                             Florida Ports Financing Commission Rev.
                                       (State Transportation Trust Fund),
                                       538% due 6/1/2027*                                    Aaa/AAA        2,589,325
 2,500,000                             Florida State Turnpike Authority Rev.,
                                       558% due 7/1/2025                                     Aaa/AAA        2,607,850
 2,000,000                             Greater Orlando Aviation Authority, FL Airport
                                       Facilities Rev., 514% due 10/1/2023*                  Aaa/AAA        2,071,620
 2,500,000                             Hillsborough County, FL Aviation Authority Rev.
                                       (Tampa International Airport),
                                       538% due 10/1/2023*                                   Aaa/AAA        2,555,725
 2,000,000                             Hillsborough County, FL School Board
                                       (Certificates of Participation),
                                       6% due 7/1/2025#                                      Aaa/AAA        2,392,760
 1,000,000                             Jacksonville, FL Port Authority Airport Rev.,
                                       614% due 10/1/2024*                                   Aaa/AAA        1,102,410
 2,000,000                             Jacksonville, FL Sewage & Solid Waste
                                       Disposal Facilities Rev. (Anheuser-Busch
                                       Project), 578% due 2/1/2036*                          A1/A+          2,114,120
 2,000,000                             Jacksonville Electric Authority, FL Rev.
                                       (Electric System), 512% due 10/1/2041                 Aa2/AA         2,099,480
 2,000,000                             Jacksonville Electric Authority, FL Rev. (Water
                                       & Sewer System), 538% due 10/1/2030                   Aaa/AAA        2,073,080
 2,000,000                             Marion County, FL Hospital District Health
                                       System Rev. (Munroe Regional Health
                                       System), 558% due 10/1/2024                           A2/NR          2,048,760
 2,000,000                             Polk County, FL Industrial Development Authority
                                       Solid Waste Disposal Facilities Rev. (Tampa
                                       Electric Company Project),
                                       5.85% due 12/1/2030*                                  A2/BBB         2,118,040
 2,000,000                             Reedy Creek Improvement District, FL Utilities
                                       Rev., 518% due 10/1/2019                              Aaa/AAA        2,099,420
 1,750,000                             Tampa Bay, FL Regional Water Supply Utility
                                       System Authority Rev.,
                                       534% due 10/1/2029#                                   Aaa/AAA        2,095,152
                                                                                                          -----------
TOTAL MUNICIPAL BONDS
      (Cost $35,348,797) -- 88.7%                                                                          38,373,250
                                                                                                          ===========

                                         VARIABLE RATE DEMAND NOTES
                                 ---------------------------------------------------

1,000,000                              Connecticut State Health & Educational Facilities
                                       Authority Rev. (Yale University),
                                       due 7/1/2036                                          VMIG-1/A-1+    1,000,000
  800,000                              Monroe County, GA Development Authority
                                       Pollution Control Rev. (Gulf Power
                                       Company), due 9/1/2024                                VMIG-1/NR        800,000
  500,000                              Monroe County, GA Development Authority
                                       Pollution Control Rev. (Georgia Power
                                       Company), due 7/1/2025                                VMIG-1/NR        500,000
  100,000                              New York City, NY GOs, due 10/1/2021                  VMIG-1/A-1+      100,000
  600,000                              New York City, NY GOs, due 11/1/2024                  VMIG-1/A-1+      600,000
  300,000                              New York State Energy Research & Development
                                       Authority Pollution Control Rev.
                                       (Niagara Mohawk), due 7/1/2015                        NR/A-1+          300,000
  700,000                              New York State Energy Research & Development
                                       Authority Pollution  Control Rev.
                                       (New York State Electric & Gas Company),
                                       due 10/1/2029                                         VMIG-1/A-1+      700,000
                                                                                                          -----------
TOTAL VARIABLE
     RATE DEMAND
     NOTES (Cost $4,000,000) -- 9.3%                                                                        4,000,000
                                                                                                          -----------
OTHER ASSETS
     LESS LIABILITIES -- 2.0%                                                                                 882,538
                                                                                                          -----------
NET ASSETS -- 100.0%                                                                                      $43,255,788
                                                                                                          ===========

---------------
+    Ratings  have  not  been  audited  by  Deloitte  &  Touche  LLP.
#    Pre-refunded  security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
PORTFOLIOS  OF  INVESTMENTS
September  30,  2002

NORTH  CAROLINA  SERIES



FACE                                                                                                  RATINGS+         MARKET
AMOUNT                                                    MUNICIPAL BONDS                              MOODY            VALUE
----------------------------------  -----------------------------------------------------------  ------------------  -----------
$1,250,000                          Appalachian State University, NC Housing & Student
                                    Center System Rev., 5.60% due 7/15/2020                      Aaa/NR              $ 1,412,113
 1,250,000                          Asheville, NC Water System Rev.,
                                    5.70% due 8/1/2025                                           Aaa/AAA               1,364,538
 2,000,000                          Charlotte-Mecklenburg Hospital Authority,
                                    NC Health Care System Rev.,
                                    534% due 1/15/2021                                           Aa3/AA                2,122,120
 1,000,000                          Charlotte, NC Certificates of Participation
                                    (Charlotte-Mecklenburg Law Enforcement
                                    Center Project), 538% due 6/1/2013                           Aa1/AA+               1,042,040
 1,000,000                          Charlotte, NC Storm Water Fee Rev.,
                                    6% due 6/1/2025#                                             Aa2/AA+               1,203,690
 1,000,000                          Charlotte, NC Water & Sewer GOs, 5.90%
                                    due 2/1/2017#                                                Aaa/AAA               1,077,250
 1,250,000                          Charlotte, NC Water & Sewer System Rev.,
                                    514% due 6/1/2025#                                           Aa1/AAA               1,442,012
   250,000                          City of Winston-Salem, NC Water & Sewer
                                    System Rev., 518% due 6/1/2028                               Aa2/AAA                 261,845
 2,500,000                          Martin County Industrial Facilities and
                                    Pollution Control Financing Authority,
                                    NC Solid Waste Disposal Rev. (Weyerhaeuser
                                    Company Project), 6% due 11/1/2025*                          Baa2/BBB              2,526,525
 1,250,000                          North Carolina Capital Facilities Finance
                                    Agency Rev., (Duke University Project),
                                    5 18% due 10/1/2041                                          Aa1/AA+               1,300,925
   905,000                          North Carolina Housing Finance Agency Rev.
                                    (Single Family), 612% due 3/1/2018                           Aa2/AA                  938,738
   960,000                          North Carolina Housing Finance Agency Rev.
                                    (Home Ownership), 6.40% due 7/1/2028*                        Aa2/AA                1,032,490

                                      -13-
--------------------------------------------------------------------------------
PORTFOLIOS  OF  INVESTMENTS
September  30,  2002

NORTH  CAROLINA  SERIES (continued)



FACE                                                                                                  RATINGS+         MARKET
AMOUNT                                                    MUNICIPAL BONDS                              MOODY            VALUE
----------------------------------  -----------------------------------------------------------  ------------------  -----------


$1,500,000                          North Carolina Medical Care Commission Hospital
                                    Rev. (First Health of the Carolinas Project),
                                    5% due 10/1/2028                                             Aa3/AA               $1,527,825
 1,500,000                          North Carolina Medical Care Commission Hospital
                                    Rev. (Gaston Health Care), 5% due 2/15/2029                  A1/A+                 1,506,345
 1,500,000                          North Carolina Municipal Power Agency No. 1
                                    Catawba Electric Rev., 5 34% due 1/1/2015                    Aaa/AAA               1,514,085
 1,750,000                          North Carolina Municipal Power Agency No. 1
                                    Catawba Electric Rev., 5% due 1/1/2020++                     Aaa/AAA               1,925,035
   690,000                          Orange, NC Water & Sewer Authority Rev.,
                                    5.20% due 7/1/2016                                           Aa1/AA              $   719,366
 1,250,000                          University of North Carolina at Charlotte Rev.
                                    (Student Activity Center),
                                    5 12% due 6/1/2021                                           Aaa/AAA               1,341,562
 1,000,000                          University of North Carolina at Chapel Hill Hospital Rev.,
                                    5 14% due 2/15/2026                                          A1/AA                 1,025,800
 1,000,000                          Wake County Industrial Facilities & Pollution
                                    Control Financing Authority Rev., NC
                                    (Carolina Power & Light), 538% due 2/1/2017                  A3/BBB+               1,069,480
                                                                                                                     -----------
TOTAL MUNICIPAL BONDS
      (Cost $24,324,384) -- 90.0%                                                                                     26,353,784
                                                                                                                     -----------

                                         VARIABLE RATE DEMAND NOTES
                                 -----------------------------------------------------------

  400,000                           Connecticut State Health & Educational Facilities
                                    Authority Rev. (Yale University),
                                    due 7/1/2036                                                 VMIG-1/A-1+             400,000
  700,000                           Delaware County, PA  Industrial Development Authority
                                    Airport Facility Rev. (United Parcel Service),
                                    due 12/1/2015                                                NR/A-1+                 700,000
  200,000                           Lehigh County, PA General Purpose Authority Rev.
                                    (Lehigh Valley Hospital), due 7/1/2029                       VMIG-1/NR               200,000
  200,000                           New York City, NY GOs, due 10/1/2021                         VMIG-1/A-1+             200,000
  500,000                           New York City, NY GOs, due 11/1/2024                         VMIG-1/A-1+             500,000
  600,000                           New York City, NY Municipal Water Finance Authority,
                                    Water & Sewer System Rev., due 6/15/2023                     VMIG-1/A-1+             600,000
                                                                                                                     -----------
TOTAL VARIABLE RATE
     DEMAND NOTES
     (COST $2,600,000) -- 8.9%                                                                                         2,600,000
                                                                                                                     -----------
OTHER ASSETS
     LESS LIABILITIES -- 1.1%                                                                                            335,202
                                                                                                                     -----------
NET ASSETS -- 100.0%                                                                                                 $29,288,986
                                                                                                                     ===========

---------------
+    Ratings  have  not  been  audited  by  Deloitte  &  Touche  LLP.
++   Escrowed-to-maturity  security.
#    Pre-refunded  security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
STATEMENTS  OF  ASSETS  AND  LIABILITIES
September  30,  2002


                                            CALIFORNIA   CALIFORNIA                   NORTH
                                            HIGH-YIELD     QUALITY      FLORIDA     CAROLINA
                                              SERIES       SERIES       SERIES       SERIES
                                            -----------  -----------  -----------  -----------
ASSETS:
Investments, at value
Long-term holdings                          $53,449,159  $73,100,021  $38,373,250  $26,353,784
Short-term holdings                           5,700,000    7,600,000    4,000,000    2,600,000
                                            -----------  -----------  -----------  -----------
                                             59,149,159   80,700,021   42,373,250   28,953,784
Cash                                            123,880       23,905      186,217      204,399
Interest receivable                             776,124    1,216,249      810,737      380,395
Receivable for Shares of Beneficial
     Interest sold                               18,595       53,636       64,306       47,144
Expenses prepaid to shareholder
     service agent                               12,635       13,477        7,581        5,054
Other                                             1,885        2,579        1,337          958
                                            -----------  -----------  -----------  -----------
TOTAL ASSETS                                 60,082,278   82,009,867   43,443,428   29,591,734
                                            -----------  -----------  -----------  -----------

LIABILITIES:
Dividends payable                                94,050      119,395       58,499       41,476
Payable to the Manager                           19,546       33,280       12,288       11,992
Payable for Shares of Beneficial Interest
     repurchased                                     80       20,511       46,124      195,823
Accrued expenses and other                       81,269      100,354       70,729       53,457
                                            -----------  -----------  -----------  -----------
TOTAL LIABILITIES                               194,945      273,540      187,640      302,748
                                            -----------  -----------  -----------  -----------
NET ASSETS                                  $59,887,333  $81,736,327  $43,255,788  $29,288,986
                                            ===========  ===========  ===========  ===========

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par:
     Class A                                $     7,570  $    10,616  $     4,641  $     3,099
     Class C                                        512          722          474          362
     Class D                                        803          279          235          115
Additional paid-in capital                   56,974,577   75,733,917   40,106,671   27,087,374
Undistributed net investment income             102,692      156,808       67,360       53,226
Accumulated net realized gain (loss)            106,412     (201,630)      51,954      115,410
Net unrealized appreciation
     of investments                           2,694,767    6,035,615    3,024,453    2,029,400
                                            -----------  -----------  -----------  -----------
NET ASSETS                                  $59,887,333  $81,736,327  $43,255,788  $29,288,986
                                            ===========  ===========  ===========  ===========

NET ASSETS:
     Class A                                $51,011,082  $74,713,350  $37,512,535  $25,385,869
     Class C                                $ 3,456,894  $ 5,066,719  $ 3,839,183  $ 2,962,300
     Class D                                $ 5,419,357  $ 1,956,258  $ 1,904,070  $   940,817

SHARES OF BENEFICIAL INTEREST
     OUTSTANDING (Unlimited shares
     authorized; $0.001 par value):
     Class A                                  7,569,635   10,616,262    4,640,728    3,099,117
     Class C                                    512,349      722,271      474,086      362,013
     Class D                                    803,287      278,868      235,101      114,978

NET ASSET VALUE PER SHARE:
     CLASS A                                $      6.74  $      7.04  $      8.08  $      8.19
     CLASS C                                $      6.75  $      7.01  $      8.10  $      8.18
     CLASS D                                $      6.75  $      7.01  $      8.10  $      8.18

---------------
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  September  30,  2002




                                           CALIFORNIA    CALIFORNIA                  NORTH
                                           HIGH-YIELD     QUALITY       FLORIDA     CAROLINA
                                             SERIES        SERIES       SERIES       SERIES
                                          ------------  ------------  -----------  ----------
INVESTMENT INCOME:
Interest                                  $ 2,967,807   $ 4,079,346   $2,162,126   $1,532,322
                                          ------------  ------------  -----------  ----------

EXPENSES:
Management fees                               282,854       400,239      203,798      146,711
Distribution and service fees                 139,412       128,990      137,424      103,311
Shareholder account services                  111,841       133,266       72,604       50,304
Auditing and legal fees                        22,982        30,158       21,581       15,446
Registration                                   19,412        16,016       12,378       13,489
Custody and related services                   19,376        23,452       15,790       13,310
Shareholder reports and communications          5,199         3,468        6,762        7,343
Trusteesfees and expenses                       3,523         4,118        4,055        3,982
Miscellaneous                                   3,857         4,570        3,363        3,049
                                          ------------  ------------  -----------  ----------
TOTAL EXPENSES BEFORE
REIMBURSEMENT                                 608,456       744,277      477,755      356,945
                                          ------------  ------------  -----------  ----------
Reimbursement of expenses                     (56,571)           --      (61,139)          --
                                          ------------  ------------  -----------  ----------
TOTAL EXPENSES AFTER
REIMBURSEMENT                                 551,885       744,277      416,616      356,945
                                          ------------  ------------  -----------  ----------
NET INVESTMENT INCOME                       2,415,922     3,335,069    1,745,510    1,175,377
                                          ------------  ------------  -----------  ----------

NET REALIZED AND
     UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
Net realized gain (loss) on investments       161,411       (52,470)      74,668      117,215
Net change in unrealized appreciation
     of investments                         1,073,987     2,173,479      993,334      987,590
                                          ------------  ------------  -----------  ----------
NET GAIN ON INVESTMENTS                     1,235,398     2,121,009    1,068,002    1,104,805
                                          ------------  ------------  -----------  ----------
INCREASE IN NET ASSETS
     FROM OPERATIONS                      $ 3,651,320   $ 5,456,078   $2,813,512   $2,280,182
                                          ============  ============  ===========  ==========

See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
STATEMENTS  OF  CHANGES  IN  NET  ASSETS



                                              CALIFORNIA HIGH-YIELD SERIES                 CALIFORNIA QUALITY SERIES
                                                 YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,
                                               -----------------------------               ----------------------------
                                                    2002            2001                     2002            2001
                                                --------------  -------------             ------------    -------------
OPERATIONS:
Net investment income                         $     2,415,922   $  2,461,059             $      3,335,069   $  3,499,802
Net realized gain (loss)
     on investments                                   161,411        286,437                     (52,470)       781,283
Net change in unrealized
     appreciation
     of investments                                 1,073,987      2,051,481                   2,173,479      3,738,304
                                              ----------------  -------------               --------------  -------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                     3,651,320      4,798,977                   5,456,078      8,019,389
                                              ----------------  -------------               --------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                       (2,084,717)    (2,144,922)                 (3,138,850)    (3,339,899)
     Class C                                         (120,977)       (96,619)                    (96,892)       (32,132)
     Class D                                         (191,021)      (215,139)                    (72,824)      (120,773)
Net realized long-term gain
     on investments:
     Class A                                         (136,035)            --                    (669,363)      (207,155)
     Class C                                           (9,158)            --                     (17,701)          (745)
     Class D                                          (15,440)            --                     (28,044)       (10,501)
                                              ----------------  -------------               --------------  -------------
Decrease in Net Assets
     from Distributions                            (2,557,348)    (2,456,680)                 (4,023,674)    (3,711,205)
                                              ----------------  -------------               --------------  -------------

CAPITAL SHARE
     TRANSACTIONS:
Net proceeds from sales
     of shares                                      2,990,070     10,577,339                  16,952,913      8,154,031
Investment of dividends                             1,388,559      1,427,898                   1,614,524      1,728,514
Exchanged from
     associated Funds                              14,607,950     12,062,472                   1,235,384      5,399,413
Shares issued in payment of
     gain distributions                               117,873             --                     460,051        131,480
                                              ----------------  -------------               --------------  -------------
Total                                              19,104,452     24,067,709                  20,262,872     15,413,438
                                              ----------------  -------------               --------------  -------------
Cost of shares repurchased                         (5,037,549)    (6,929,628)                (18,363,638)   (13,328,755)
Exchanged into
      associated Funds                            (14,743,265)   (15,352,426)                 (1,476,492)    (1,286,504)
                                              ----------------  -------------               --------------  -------------
Total                                             (19,780,814)   (22,282,054)                (19,840,130)   (14,615,259)
                                              ----------------  -------------               --------------  -------------
INCREASE (DECREASE)
     IN NET ASSETS
     FROM CAPITAL SHARE
     TRANSACTIONS                                    (676,362)     1,785,655                     422,742        798,179
                                              ----------------  -------------               --------------  -------------
INCREASE IN NET ASSETS                                417,610      4,127,952                   1,855,146      5,106,363

NET ASSETS:
Beginning of year                                  59,469,723     55,341,771                  79,881,181     74,774,818
                                              ----------------  -------------               --------------  -------------
END OF YEAR*                                  $    59,887,333     59,469,723              $   81,736,327     79,881,181
                                              ================  =============             ==============    =============

* Including undistributed net
     investment income
 as follows:                                         $102,692         $4,379                    $156,808         $6,998

---------------
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
STATEMENTS  OF  CHANGES  IN  NET  ASSETS



                                                FLORIDA SERIES                          NORTH CAROLINA SERIES
                                             YEAR ENDED SEPTEMBER 30,                  YEAR ENDED SEPTEMBER 30,
                                            --------------------------               ---------------------------
                                                2002         2001                         2002         2001
                                           -------------  ------------               ------------   ------------
OPERATIONS:
Net investment income                     $   1,745,510   $ 1,844,683                $   1,175,377   $ 1,203,828
Net realized gai
     on investments                              74,668         8,324                     117,215       100,861
Net change in unrealized
      appreciation
     of investments                             993,334     2,119,259                     987,590     1,236,670
                                           ------------   -----------                -------------  ------------
INCREASE (DECREASE) IN
     NET ASSETS
     FROM OPERATIONS                          2,813,512     3,972,266                   2,280,182     2,541,359
                                           ------------   -----------                -------------  ------------

DISTRIBUTIONS TO
      SHAREHOLDERS:
Net investment income:
     Class A                                 (1,568,880)   (1,723,855)                 (1,028,081)   (1,095,992)
     Class C                                    (98,276)      (54,266)                    (90,604)      (53,114)
     Class D                                    (63,496)      (66,562)                    (45,412)      (50,720)
Net realized long-term gain
     on investments:
     Class A                                         --      (125,082)                    (22,817)      (77,096)
     Class C                                         --        (2,517)                     (2,204)       (1,858)
     Class D                                         --        (5,634)                     (1,347)       (3,847)
                                           ------------   -----------                -------------  ------------
DECREASE IN NET ASSETS
     FROM DISTRIBUTIONS                      (1,730,652)   (1,977,916)                 (1,190,465)   (1,282,627)
                                           ------------   -----------                -------------  ------------

CAPITAL SHARE
     TRANSACTIONS:
Net proceeds from sales
      of shares                               4,543,758     6,347,942                   4,829,290     3,500,181
Investment of dividends                         788,699       832,310                     649,812       651,517
Exchanged from
     associated Funds                         2,433,758     4,184,440                   3,051,795     1,091,287
Shares issued in payment of
     gain distributions                              --        78,819                      18,346        59,343
                                           ------------   -----------                -------------  ------------
Total                                         7,766,215    11,443,511                   8,549,243     5,302,328
                                           ------------   -----------                -------------  ------------
Cost of shares repurchased                   (4,409,030)   (6,647,822)                 (5,006,154)   (3,805,367)
Exchanged into
      associated Funds                       (1,963,962)   (3,121,224)                 (4,644,798)     (235,442)
                                           ------------   -----------                -------------  ------------
Total                                        (6,372,992)   (9,769,046)                 (9,650,952)   (4,040,809)
                                           ------------   -----------                -------------  ------------
INCREASE (DECREASE)
     IN NET ASSETS
FROM CAPITAL SHARE
     TRANSACTIONS                             1,393,223     1,674,465                  (1,101,709)    1,261,519
                                           ------------   -----------                -------------  ------------
INCREASE (DECREASE)
      IN NET ASSETS                           2,476,083     3,668,815                     (11,992)    2,520,251

NET ASSETS:
Beginning of year                            40,779,705    37,110,890                  29,300,978    26,780,727
                                           ------------   -----------                -------------  ------------
END OF YEAR*                              $  43,255,788   $40,779,705               $  29,288,986   $29,300,978
                                          ==============  ============               =============  ============

* Including undistributed
      net investment income
     as follows:                                $67,360            $0                     $53,226        $4,002

---------------
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Municipal Series Trust (the "Trust") consists of four separate series: the "California High-Yield Series," the "California Quality Series," the "Florida Series," and the "North Carolina Series." Each Series of the Trust offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distri-bution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Trust:

     A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

     B. FEDERAL TAXES -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gains.

     C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Trust amortizes discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

          Variable rate demand notes purchased by the Trust may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At September 30, 2002, the interest rates paid on these notes ranged from 1.90% to 2.10%.

     D. MULTIPLE CLASS ALLOCATIONS -- Each Series' income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Series based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2002, distribution and service fees were the only class-specific expenses.

     E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Trust are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Series of the Trust. At September 30, 2002, undistributed income for federal income tax purposes was $0 for each of the Series.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 31, 2002, were as follows:

SERIES                 PURCHASES      SALES
------                 ---------      ------
California High-Yield  $7,592,838  $ 6,119,654
California Quality      4,873,050   11,454,931
Florida                 3,994,400    6,658,590
North Carolina          2,193,900    4,625,058


     At September 30, 2002, the tax basis cost of investments for federal income tax purposes of each Series was less than the cost for financial reporting purposes due to the amortization of market discount for financial reporting purposes, offset, in part, for the California Quality Series by the tax deferral of losses on wash sales. The tax basis cost and gross unrealized appreciation and depreciation of portfolio securities were as follows:

                           TAX          TOTAL          TOTAL
                          BASIS      UNREALIZED     UNREALIZED
SERIES                    COST      APPRECIATION   DEPRECIATION
-----                 ------------  -------------  ------------
California High-Yield  $56,355,756  $   2,986,570  $     193,167
California Quality      74,663,604      6,036,417             --
Florida                 39,286,607      3,086,643             --
North Carolina          26,880,786      2,072,998             --

4.   MANAGEMENT  FEE,  DISTRIBUTION  SERVICES, AND OTHER TRANSACTIONS -- J. & W.
     Seligman & Co. Incorporated (the "Manager") manages the affairs of the Trust and provides the necessary personnel and facilities. Compensation of all officers of the Trust, all trustees of the Trust who are employees of the Manager, and all personnel of the Trust and the Manager is paid by the Manager. The Manager's fee is calculated daily and payable monthly, equal to 0.50% per annum of each Series' average daily net assets. The Manager, at its discretion, agreed to waive a portion of its fees for the year ended September 30, 2002 to limit the per annum fee of California High-Yield Series and Florida Series to 0.40% and 0.35%, respectively.

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS

     Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions from sales of Class A shares, after commissions were paid to dealers for sales of Class A and Class C shares:

                       DISTRIBUTOR      DEALER
SERIES                 CONCESSIONS   COMMISSIONS
------                 -----------   -------------
California High-Yield  $      4,974  $     42,466
California Quality           10,700        97,141
Florida                      10,014        82,563
North Carolina                2,814        29,166

     The Trust has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Trust pursuant to the Plan. For the year ended September 30, 2002, for California High-Yield Series, California Quality Series, Florida Series, and North Carolina Series, fees incurred under the Plan aggregated $50,436, $77,629, $91,996, and $62,432, respectively, or 0.10%, 0.10%, 0.25%, and 0.25%, respectively, per annum of average daily net assets of Class A shares.

     Under the Plan, with respect to Class C shares and Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Trust to the Distributor pursuant to the Plan. For the year ended September 30, 2002, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class C and Class D shares were as follows:

SERIES                 CLASS C   CLASS D
------                 --------  --------
California High-Yield  $ 34,524  $ 54,452
California Quality       29,405    21,956
Florida                  27,657    17,771
North Carolina           27,300    13,579


     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 2002, such charges amounted to $3,655 for California High-Yield Series, $51,251 for California Quality Series, $2,689 for Florida Series, and $3,478 for North Carolina Series.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Trust shares, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2002, Seligman Services, Inc. received commissions from the sales of shares of each Series and distribution and service fees, pursuant to the Plan, as follows:


                                        DISTRIBUTION AND
SERIES                    COMMISSIONS     SERVICE FEES
-----                  ----------------  ---------------
California High-Yield  $           2,105  $       5,007
California Quality                 6,398          3,349
Florida                              540          4,189
North Carolina                     2,307          2,517

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Trust at cost for shareholder account services in accordance with a methodology approved by the Trust's trustees the following amounts

SERIES
------
California High-Yield    $111,841
California Quality        133,266
Florida                    72,604
North Carolina             50,304

     Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Trust. The remaining charges were allocated to the Trust by Seligman Data Corp. pursuant to a formula based on the Trust's net assets, shareholder transaction volume and number of shareholder accounts.

     Certain officers and trustees of the Trust are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Trust has a compensation agreement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Series of the Trust or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued thereon is included in trustees' fees and expenses, and the accumulated balances thereof at September 31, 2002, are included in accrued expenses and other liabilities as follows:


SERIES
------
California High-Yield    $11,460
California Quality        11,602
Florida                    6,654
North Carolina             5,334

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS

5. COMMITTED LINE OF CREDIT -- The Trust is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Series' borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. Each Series incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the year ended September 30, 2002, the Trust did not borrow from the credit facility.

6. CHANGE IN ACCOUNTING PRINCIPLE -- As required, effective October 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in increases to cost of investments and undistributed net investment income and corresponding decreases in net unrealized appreciation, based on securities held by the Fund on September 30, 2001, as follows:

SERIES
------
California High-Yield    $ 79,106
California Quality        123,307
Florida                    52,502
North Carolina             37,944

The effects of this change for the year ended September 30, 2002 (for financial reporting purposes only), were as follows:

                                       DECREASE        DECREASE
                        INCREASE        IN NET          IN NET
                         IN NET        REALIZED        CHANGE IN
                       INVESTMENT   GAIN (LOSS) ON    UNREALIZED
SERIES                   INCOME       INVESTMENTS    APPRECIATION
------                 -----------  ---------------  -------------
California High-Yield  $    23,586  $         4,056  $      19,530
California Quality          33,502            6,846         26,656
Florida                     14,858            5,170          9,688
North Carolina              15,282            9,628          5,654


     The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

7. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- Transactions in Shares of Beneficial Interest were as follows:

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS



                                                                              CLASS A
                                           ----------------------------------------------------------------------------
                                                YEAR ENDED SEPTEMBER 30,                     YEAR ENDED SEPTEMBER 30,
                                           ---------------------------------               -------------------------
                                                          2002                                          2001
                                           ---------------------------------              -----------------------------
CALIFORNIA HIGH-YIELD SERIES                   SHARES               AMOUNT                    SHARES          AMOUNT
                                           --------------      -------------             -------------   -------------
Net proceeds from sales of shares                     320,139   $  2,102,918                  1,325,779   $  8,601,871
Investment of dividends                               180,008      1,177,632                    186,678      1,209,244
Exchanged from associated Funds                     2,242,274     14,514,200                  1,688,596     11,121,114
Shares issued in payment
     of gain distributions                             14,874         98,617                         --             --
                                              ---------------  -------------            ---------------   -------------
Total                                               2,757,295     17,893,367                  3,201,053     20,932,229
                                              ---------------  -------------            ---------------   -------------
Cost of shares repurchased                           (550,019)    (3,608,289)                  (865,892)    (5,563,407)
Exchanged into associated Funds                    (2,219,063)   (14,464,774)                (2,320,598)   (15,009,996)
                                              ---------------  -------------            ---------------   -------------
Total                                              (2,769,082)   (18,073,063)                (3,186,490)   (20,573,403)
                                              ---------------  -------------            ---------------   -------------
Increase (decrease)                                   (11,787)  $   (179,696)                    14,563   $    358,826
                                              ================  =============           ================  =============

                                                                              CLASS A
                                           ----------------------------------------------------------------------------
                                                YEAR ENDED SEPTEMBER 30,                     YEAR ENDED SEPTEMBER 30,
                                           ---------------------------------               -------------------------
                                                          2002                                          2001
                                           ---------------------------------              -----------------------------
CALIFORNIA QUALITY SERIES                         SHARES          AMOUNT                   SHARES            AMOUNT
                                            ---------------  -------------            ---------------   -------------
Net proceeds from sales of shares                   1,961,711   $ 13,403,676                    962,924   $  6,467,309
Investment of dividends                               224,654      1,529,185                    249,013      1,676,696
Exchanged from associated Funds                       170,580      1,155,749                    784,470      5,191,509
Shares issued in payment
     of gain distributions                             64,258        442,096                     19,299        126,791
                                              ---------------  -------------            ---------------   -------------
Total                                               2,421,203     16,530,706                  2,015,706     13,462,305
                                              ---------------  -------------            ---------------   -------------
Cost of shares repurchased                         (2,423,487)   (16,398,180)                (1,881,787)   (12,617,418)
Exchanged into associated Funds                      (189,932)    (1,283,088)                  (182,786)    (1,240,930)
                                              ---------------  -------------            ---------------   -------------
Total                                              (2,613,419)   (17,681,268)                (2,064,573)   (13,858,348)
                                              ---------------  -------------            ---------------   -------------
Increase (decrease)                                   (192,21)  $ (1,150,562)                   (48,867)  $   (396,043)
                                              ================  =============           ================  =============

                                                                              CLASS A
                                           ----------------------------------------------------------------------------
                                                YEAR ENDED SEPTEMBER 30,                     YEAR ENDED SEPTEMBER 30,
                                           ---------------------------------               -------------------------
                                                          2002                                          2001
                                           ---------------------------------              -----------------------------
FLORIDA SERIES                                  SHARES          AMOUNT                   SHARES            AMOUNT
                                            ---------------  -------------            ---------------   -------------
Net proceeds from sales of shares                     354,258   $  2,773,212                    613,830   $  4,778,729
Investment of dividends                                92,289        723,506                    101,272        785,909
Exchanged from associated Funds                       271,819      2,111,014                    469,447      3,654,793
Shares issued in payment
     of gain distributions                                 --             --                      9,906         74,470
                                              ---------------  -------------            ---------------   -------------
Total                                                 718,366      5,607,732                  1,194,455      9,293,901
                                              ---------------  -------------            ---------------   -------------
Cost of shares repurchased                           (485,845)    (3,811,354)                  (843,754)    (6,546,235)
Exchanged into associated Funds                      (246,999)    (1,918,108)                  (366,369)    (2,865,067)
                                              ---------------  -------------            ---------------   -------------
Total                                                (732,844)    (5,729,462)                (1,210,123)    (9,411,302)
                                              ---------------  -------------            ---------------   -------------
Increase (decrease)                                   (14,478)  $   (121,730)                   (15,668)  $   (117,401)
                                              ================  =============           ================  =============

                                                                              CLASS A
                                           ----------------------------------------------------------------------------
                                                YEAR ENDED SEPTEMBER 30,                     YEAR ENDED SEPTEMBER 30,
                                           ---------------------------------               -------------------------
                                                          2002                                          2001
                                           ---------------------------------              -----------------------------
NORTH CAROLINA SERIES                            SHARES          AMOUNT                   SHARES            AMOUNT
                                            ---------------  -------------            ---------------   -------------
Net proceeds from sales of shares                     456,442   $  3,594,349                    174,615   $  1,349,864
Investment of dividends                                74,746        590,015                     75,268        585,049
Exchanged from associated Funds                       376,602      2,980,430                     52,748        413,182
Shares issued in payment
     of gain distributions                              1,984         15,631                      7,187         54,399
                                              ---------------  -------------            ---------------   -------------
Total                                                 909,774      7,180,425                    309,818      2,402,494
                                              ---------------  -------------            ---------------   -------------
Cost of shares repurchased                           (484,707)    (3,824,732)                  (344,797)    (2,679,347)
Exchanged into associated Funds                      (588,192)    (4,644,798)                   (14,699)      (113,687)
                                              ---------------  -------------            ---------------   -------------
Total                                              (1,072,899)    (8,469,530)                  (359,496)    (2,793,034)
                                              ---------------  -------------            ---------------   -------------
Increase (decrease)                                  (163,125)  $ (1,289,105)                   (49,678)  $   (390,540)
                                              ================  =============           ================  =============

                                      -22-

--------------------------------------------------------------------------------


                       CLASS C                                                    CLASS D
-------------------------------------------------------    -------------------------------------------------------
                     YEAR ENDED                                                 YEAR ENDED
                      SEPTEMBER 30,                                              SEPTEMBER 30,
-------------------------------------------------------    --------------------------------------------------------
           2002                         2001                       2002                           2001
----------------------------    -----------------------   ------------------------------    ----------------------
  SHARES           AMOUNT         SHARES        AMOUNT          SHARES          AMOUNT        SHARES      AMOUNT
----------      ------------    ----------  ------------   -------------   --------------   ----------  ------------
     101,708     $    665,889    278,750    $  1,802,312          33,741    $     221,263     26,707   $   173,156
     12,133            79,356      9,247          60,058          20,128          131,571     24,475       158,596
        635             4,168     38,017         245,319          13,470           89,582    107,139       696,039
      1,061             7,042         --              --           1,839           12,214         --            --
-----------     --------------  ---------  --------------  --------------  ---------------  ---------  ------------
    115,537           756,455    326,014       2,107,689          69,178          454,630    158,321     1,027,791
-----------     --------------  ---------  --------------  --------------  ---------------  ---------  ------------
    (99,497)         (650,192)   (71,126)       (456,282)       (119,047)        (779,068)  (140,398)     (909,939)
         --                --     (2,512)        (16,359)        (41,820)        (278,491)   (50,539)     (326,071)
-----------     --------------  ---------  --------------  --------------  ---------------  ---------  ------------
    (99,497)         (650,192)   (73,638)       (472,641)       (160,867)      (1,057,559)  (190,937)   (1,236,010)
------------    --------------  ---------  --------------  --------------  ---------------  ---------  ------------
     16,040      $    106,263    252,376   $   1,635,048         (91,689)  $     (602,929)   (32,616)  $  (208,219)
============    ==============  =========  ==============  ==============  ===============  =========  ============

                       CLASS C                                                    CLASS D
-------------------------------------------------------    -------------------------------------------------------
                     YEAR ENDED                                                 YEAR ENDED
                      SEPTEMBER 30,                                              SEPTEMBER 30,
-------------------------------------------------------    --------------------------------------------------------
           2002                         2001                       2002                           2001
----------------------------    -----------------------   ------------------------------    ----------------------
  SHARES           AMOUNT         SHARES        AMOUNT          SHARES          AMOUNT        SHARES      AMOUNT
----------      ------------    ----------  ------------   -------------   --------------   ----------  ------------

     501,589    $   3,387,528    239,003   $   1,620,393          23,952   $      161,709      9,744   $    66,329
       7,914           53,629      1,934          12,551           4,683           31,710      5,862        39,267
       8,740           59,200     18,706         125,793           3,017           20,435     12,419        82,111
       1,352            9,277         92             602           1,265            8,678        625         4,087
------------    --------------  ---------  --------------  --------------  ---------------  ---------  ------------
     519,595        3,509,634    259,735       1,759,339          32,917          222,532     28,650       191,794
------------    --------------  ---------  --------------  --------------  ---------------  ---------  ------------
     (52,181)        (357,388)    (6,160)        (41,689)       (240,192)      (1,608,070)  (100,080)     (669,648)
     (28,712)        (193,404)    (1,284)         (8,694)             --               --     (5,306)      (36,880)
------------    --------------  ---------  --------------  --------------  ---------------  ---------  ------------
     (80,893)        (550,792)    (7,444)        (50,383)       (240,192)      (1,608,070)  (105,386)     (706,528)
------------    --------------  ---------  --------------  --------------  ---------------  ---------  ------------
     438,702    $   2,958,842    252,291   $   1,708,956        (207,275)  $   (1,385,538)   (76,736)  $  (514,734)
============    ==============  =========  ==============  ==============  ===============  =========  ============

                       CLASS C                                                    CLASS D
-------------------------------------------------------    -------------------------------------------------------
                     YEAR ENDED                                                 YEAR ENDED
                      SEPTEMBER 30,                                              SEPTEMBER 30,
-------------------------------------------------------    --------------------------------------------------------
           2002                         2001                       2002                           2001
----------------------------    -----------------------   ------------------------------    ----------------------
  SHARES           AMOUNT         SHARES        AMOUNT          SHARES          AMOUNT        SHARES      AMOUNT
----------      ------------    ----------  ------------   -------------   --------------   ----------  ------------

     218,807    $   1,720,394    172,015   $   1,348,858           6,356   $       50,152     28,547   $   220,355
       4,186           32,923      1,417          11,091           4,106           32,270      4,543        35,310
       8,768           69,304     48,385         383,855          32,091          253,440     19,017       145,792
          --               --         86             647              --               --        492         3,702
------------    --------------  ---------  --------------  --------------  ---------------  ---------  ------------
     231,761        1,822,621    221,903       1,744,451          42,553          335,862     52,599       405,159
------------    --------------  ---------  --------------  --------------  ---------------  ---------  ------------
     (39,712)        (310,033)       (91)           (700)        (36,756)        (287,643)   (12,864)     (100,887)
      (5,924)         (45,854)   (27,073)       (213,058)             --               --     (5,512)      (43,099)
--------------  --------------  ---------  --------------  --------------  ---------------  ---------  ------------
     (45,636)        (355,887)   (27,164)       (213,758)        (36,756)        (287,643)   (18,376)     (143,986)
     186,125     $  1,466,734    194,739   $   1,530,693           5,797    $      48,219     34,223   $   261,173
============    ==============  =========  ==============  ==============  ===============  =========  ============

                       CLASS C                                                    CLASS D
-------------------------------------------------------    -------------------------------------------------------
                     YEAR ENDED                                                 YEAR ENDED
                      SEPTEMBER 30,                                              SEPTEMBER 30,
-------------------------------------------------------    --------------------------------------------------------
           2002                         2001                       2002                           2001
----------------------------    -----------------------   ------------------------------    ----------------------
  SHARES           AMOUNT         SHARES        AMOUNT          SHARES          AMOUNT        SHARES      AMOUNT
----------      ------------    ----------  ------------   -------------   --------------   ----------  ------------

     152,325    $   1,203,569    270,024   $   2,111,346           3,978   $       31,372      5,109   $    38,971
       5,199           41,043      5,221          40,655           2,380           18,754      3,327        25,813
       7,663           60,350     29,892         230,158           1,393           11,015     58,028       447,947
         201            1,581        246           1,858             144            1,134        409         3,086
--------------  --------------  ---------  --------------  --------------  ---------------  ---------  ------------
     165,388        1,306,543    305,383       2,384,017           7,895           62,275     66,873       515,817
--------------  --------------  ---------  --------------  --------------  ---------------  ---------  ------------
     (63,489)        (505,894)  (117,442)       (934,840)        (84,993)        (675,528)   (24,860)     (191,180)
          --               --         --              --              --               --    (15,731)     (121,755)
--------------  --------------  ---------  --------------  --------------  ---------------  ---------  ------------
     (63,489)        (505,894)  (117,442)       (934,840)        (84,993)        (675,528)   (40,591)     (312,935)
--------------  --------------  ---------  --------------  --------------  ---------------  ---------  ------------
     101,899     $    800,649    187,941   $   1,449,177         (77,098)  $     (613,253)    26,282   $   202,882
============    ==============  =========  ==============  ==============  ===============  =========  ============

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS

The tables below are intended to help you understand the financial performance of each Class of each Series for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

CALIFORNIA  HIGH-YIELD  SERIES


                                             CLASS A                                                  CLASS C
                           ----------------------------------------------------    ---------------------------------------------
                                YEAR ENDED                                               YEAR ENDED                      5/27/99*
                               SEPTEMBER 30,                                            SEPTEMBER 30,                       TO
                              ---------------                                          ---------------
PER SHARE DATA:                 2002          2001      2000      1999      1998         2002          2001     2000     9/30/99*
                              ------------  --------  --------  --------  --------     ------------  --------  -------  ----------
NET ASSET VALUE,
   BEGINNING
   OF PERIOD                  $      6.63   $  6.33   $  6.28   $  6.80   $  6.61        $    6.64   $  6.34   $ 6.29   $    6.62
                              -----------  --------  --------  --------  --------       ----------  --------  -------  ----------
INCOME FROM
   INVESTMENT
   OPERATIONS:
Net investment income#               0.29      0.30      0.32      0.31      0.32             0.23      0.25     0.27        0.09
Net realized and
   unrealized gain
   (loss) on
   investments#                      0.13      0.30      0.13     (0.50)     0.22             0.13      0.30     0.13       (0.33)
                              -----------  --------  --------  --------  --------       ----------  --------  -------  ----------
TOTAL FROM INVESTMENT
   OPERATIONS                        0.42      0.60      0.45     (0.19)     0.54             0.36      0.55     0.40       (0.24)
                              -----------  --------  --------  --------  --------       ----------  --------  -------  ----------
LESS DISTRIBUTIONS:
Dividends from net
   investment income                (0.29)    (0.30)    (0.32)    (0.31)    (0.32)           (0.23)    (0.25)   (0.27)      (0.09)
Distributions from net
   realized capital gain            (0.02)      .--     (0.08)    (0.02)    (0.03)           (0.02)       --    (0.08)         --
                              -----------  --------  --------  --------  --------       ----------  --------  -------  ----------
TOTAL DISTRIBUTIONS                 (0.31)    (0.30)    (0.40)    (0.33)    (0.35)           (0.25)    (0.25)   (0.35)      (0.09)
                              -----------  --------  --------  --------  --------       ----------  --------  -------  ----------
NET ASSET VALUE,
   END OF PERIOD              $      6.74   $  6.63   $  6.33   $  6.28   $  6.80        $     6.75  $  6.64   $ 6.34   $    6.29
                              ===========  ========  ========  ========  ========        ==========  ========  =======  ==========

TOTAL RETURN:                        6.50%     9.74%     7.49%    (2.82)%    8.45%            5.57%     8.74%    6.53%      (3.79)%

RATIOS/SUPPLEMENTAL
   DATA:
Net Assets, end of
   period (000s omitted)      $    51,011   $50,239   $47,915   $57,807   $58,374        $   3,457   $ 3,293   $1,546   $   1,041
Ratio of expenses to
   average net assets                0.84%     0.70%     0.71%     0.84%     0.82%            1.74%     1.60%    1.61%     1.72%+
Ratio of net income to
   average net assets#               4.41%     4.69%     5.23%     4.71%     4.81%            3.51%     3.79%    4.33%     3.95%+
Portfolio turnover rate             11.72%     2.95%     5.20%    27.61%    10.75%           11.72%     2.95%    5.20%   27.61%++
Without expense
   reimbursement:**
Ratio of expenses to
   average net assets                0.94%     0.95%     0.91%                                1.84%     1.85%    1.81%
Ratio of net income to
   average net assets#               4.31%     4.44%     5.04%                                3.41%     3.54%+   4.13%

See  footnotes  on  page  29.

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS

CALIFORNIA  HIGH-YIELD  SERIES  (continued)



                                                              CLASS D
                                            -------------------------------------------------
                                                      YEAR ENDED SEPTEMBER 30,
                                            -------------------------------------------------
PER SHARE DATA:                               2002          2001     2000     1999     1998
                                            ------------  --------  -------  -------  -------
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $      6.64   $  6.34   $ 6.29   $ 6.80   $ 6.61
                                            ------------  --------  -------  -------  -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income#                             0.23      0.25     0.27     0.25     0.26
Net realized and unrealized gain (loss)
on investments#                                    0.13      0.30     0.13    (0.49)    0.22
                                            ------------  --------  -------  -------  -------
TOTAL FROM
   INVESTMENT OPERATIONS                           0.36      0.55     0.40    (0.24)    0.48
                                            ------------  --------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividends from net
   investment income                              (0.23)    (0.25)   (0.27)   (0.25)   (0.26)
Distributions from net
   realized capital gain                          (0.02)       --    (0.08)   (0.02)   (0.03)
                                            ------------  --------  -------  -------  -------
TOTAL DISTRIBUTIONS                               (0.25)    (0.25)   (0.35)   (0.27)   (0.29)
                                            ------------  --------  -------  -------  -------
NET ASSET VALUE,
   END OF PERIOD                             $     6.75   $  6.64   $ 6.34   $ 6.29   $ 6.80
                                             ===========   =======   ======  =======  =======

TOTAL RETURN:                                      5.57%     8.74%    6.53%   (3.54)%   7.47%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
    (000s omitted)                           $     5,419   $ 5,938   $5,880   $7,658   $6,393
Ratio of expenses to
    average net assets                             1.74%     1.60%    1.61%    1.74%    1.73%
Ratio of net income to
   average net assets#                             3.51%     3.79%    4.33%    3.81%    3.90%
Portfolio turnover rate                           11.72%     2.95%    5.20%   27.61%   10.75%
Without expense
   reimbursement:**
Ratio of expenses to average
   net assets                                      1.84%     1.85%    1.81%
Ratio of net income to average
   net assets#                                     3.41%     3.54%    4.13%

See  footnotes  on  page  29.

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS

CALIFORNIA  QUALITY  SERIES



                                             CLASS A                                                  CLASS C
                           ----------------------------------------------------    ---------------------------------------------
                                YEAR ENDED                                               YEAR ENDED                      5/27/99*
                               SEPTEMBER 30,                                            SEPTEMBER 30,                       TO
                              ---------------                                          ---------------
PER SHARE DATA:                 2002          2001      2000      1999      1998         2002          2001     2000     9/30/99*
                              ------------  --------  --------  --------  --------     ------------  --------  -------  ----------
NET ASSET VALUE,
   BEGINNING
   OF PERIOD                  $      6.90   $  6.53   $  6.42   $  7.21   $  6.99       $     6.88   $ 6.51   $ 6.40   $    6.75
                              -----------  --------  --------  --------  --------       ----------  --------  -------  ----------
INCOME FROM
   INVESTMENT
   OPERATIONS:
Net investment income#               0.29      0.30      0.30      0.31      0.33             0.23     0.24     0.25        0.09
Net realized and
   unrealized gain
   (loss) on
   investments#                      0.20      0.39      0.18     (0.56)     0.25             0.18     0.39     0.18       (0.35)
                              -----------  --------  --------  --------  --------       ----------  --------  -------  ----------
TOTAL FROM INVESTMENT
   OPERATIONS                        0.49      0.69      0.48     (0.25)     0.58             0.41     0.63     0.43       (0.26)
                              -----------  --------  --------  --------  --------       ----------  --------  -------  ----------
LESS DISTRIBUTIONS:
Dividends from net
   investment income                (0.29)    (0.30)    (0.30)    (0.31)    (0.33)           (0.22)   (0.24)   (0.25)      (0.09)
Distributions from net
   realized capital gain            (0.06)    (0.02)    (0.07)    (0.23)    (0.03)           (0.06)   (0.02)   (0.07)         --
                              -----------  --------  --------  --------  --------       ----------  --------  -------  ----------
TOTAL DISTRIBUTIONS                 (0.35)    (0.32)    (0.37)    (0.54)    (0.36)           (0.28)   (0.26)   (0.32)      (0.09)
                              -----------  --------  --------  --------  --------       ----------  --------  -------  ----------
NET ASSET VALUE,
   END OF PERIOD              $      7.04   $  6.90   $  6.53   $  6.42   $  7.21       $     7.01   $ 6.88   $ 6.51   $    6.40
                              ============  ========  ========  ========  ========      ===========  =======  =======  ==========

TOTAL RETURN:                        7.29%    10.72%     7.95%    (3.68)%    8.67%            6.20%    9.81%    7.00%      (4.04)%

RATIOS/SUPPLEMENTAL
   DATA:
Net Assets, end of
   period (000s omitted)       $    74,713   $74,585   $70,905   $74,793   $87,522      $     5,067   $1,952   $  204   $     10
Ratio of expenses to
   average net assets                0.87%     0.87%     0.87%     0.82%     0.77%            1.77%    1.77%    1.77%     1.72%+
Ratio of net income to
   average net assets#               4.23%     4.42%     4.83%     4.56%     4.75%            3.33%    3.52%    3.93%     3.80%+
Portfolio turnover rate              6.40%    19.83%     1.33%    20.24%    30.82%            6.40%   19.83%    1.33%   20.24%++




                                                               CLASS D
                                           --------------------------------------------------
                                                      YEAR ENDED SEPTEMBER 30,
                                            -------------------------------------------------
PER SHARE DATA:                               2002          2001     2000     1999     1998
                                            ------------  --------  -------  -------  -------
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $      6.88   $  6.51   $ 6.40   $ 7.19   $ 6.97
                                            -----------  --------  -------  -------  -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income#                             0.23      0.24     0.25     0.25     0.27
Net realized and unrealized gain (loss)
on investments#                                    0.18      0.39     0.18    (0.56)    0.25
                                            -----------  --------  -------  -------  -------
TOTAL FROM
   INVESTMENT OPERATIONS                           0.41      0.63     0.43    (0.31)    0.52
                                            -----------  --------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividends from net
   investment income                              (0.22)    (0.24)   (0.25)   (0.25)   (0.27)
Distributions from net
   realized capital gain                          (0.06)   .(0.02)   (0.07)   (0.23)   (0.03)
                                            -----------  --------  -------  -------  -------
TOTAL DISTRIBUTIONS                               (0.28)    (0.26)   (0.32)   (0.48)   (0.30)
                                            -----------  --------  -------  -------  -------
NET ASSET VALUE,
   END OF PERIOD                            $      7.01   $  6.88   $ 6.51   $ 6.40   $ 7.19
                                            ============  ========  =======  =======  =======

TOTAL RETURN:                                      6.20%     9.81%    7.00%   (4.58)%   7.71%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
    (000s omitted)                           $     1,956   $ 3,344   $3,666   $4,286   $2,302
Ratio of expenses to
    average net assets                             1.77%     1.77%    1.77%    1.72%    1.68%
Ratio of net income to
   average net assets#                             3.33%     3.52%    3.93%    3.66%    3.84%
Portfolio turnover rate                            6.40%    19.83%    1.33%   20.24%   30.82%

See  footnotes  on  page  29.

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS

FLORIDA  SERIES



                                             CLASS A                                                  CLASS C
                           ----------------------------------------------------    ---------------------------------------------
                                YEAR ENDED                                               YEAR ENDED                      5/27/99*
                               SEPTEMBER 30,                                            SEPTEMBER 30,                       TO
                              ---------------                                          ---------------
PER SHARE DATA:                 2002          2001      2000      1999      1998         2002          2001     2000     9/30/99*
                              ------------  --------  --------  --------  --------     ------------  --------  -------  ----------
NET ASSET VALUE,
   BEGINNING OF PERIOD         $     7.88   $  7.48   $  7.41   $  8.07   $  7.80      $      7.90   $ 7.50   $ 7.43   $    7.83
                               -----------  --------  --------  --------  --------     ------------  -------  -------  ----------
INCOME FROM
    INVESTMENT
   OPERATIONS:
Net investment income#               0.34      0.36      0.37      0.34      0.35             0.29     0.31     0.32        0.10
Net realized and
   unrealized gain
   (loss)
   on investments#                   0.20      0.43      0.11     (0.61)     0.34             0.19     0.43     0.11       (0.40)
                               -----------  --------  --------  --------  --------     ------------  -------  -------  ----------
TOTAL FROM INVESTMENT
   OPERATIONS                        0.54      0.79      0.48     (0.27)     0.69             0.48     0.74     0.43       (0.30)
                               -----------  --------  --------  --------  --------     ------------  -------  -------  ----------
LESS DISTRIBUTIONS:
Dividends from net
   investment income                (0.34)    (0.36)    (0.37)    (0.34)    (0.35)           (0.28)   (0.31)   (0.32)      (0.10)
Distributions from net
   realized capital gain               --     (0.03)    (0.04)    (0.05)    (0.07)              --    (0.03)   (0.04)         --
                               -----------  --------  --------  --------  --------     ------------  -------  -------  ----------
TOTAL DISTRIBUTIONS                 (0.34)    (0.39)    (0.41)    (0.39)    (0.42)           (0.28)   (0.34)   (0.36)      (0.10)
                               -----------  --------  --------  --------  --------     ------------  -------  -------  ----------
NET ASSET VALUE,
   END OF PERIOD                $    8.08   $  7.88   $  7.48   $  7.41   $  8.07       $     8.10   $ 7.90   $ 7.50   $    7.43
                                ==========  ========  ========  ========  ========      ===========  =======  =======  ==========

TOTAL RETURN:                        7.08%    10.78%     6.78%    (3.42)%    9.16%            6.26%    9.97%    5.98%      (3.96)%

RATIOS/SUPPLEMENTAL
   DATA:
Net Assets, end of
   period (000s omitted)         $  37,513   $36,695   $34,949   $37,606   $42,464       $    3,839   $2,274   $  699   $     254
Ratio of expenses to
   average net assets                0.94%     0.70%     0.72%     1.03%     1.00%            1.69%    1.45%    1.47%     1.78%+
Ratio of net income to
   average net assets#               4.37%     4.70%     5.08%     4.38%     4.45%            3.62%    3.95%    4.33%     3.82%+
Portfolio turnover rate             10.19%     9.57%    12.68%    18.31%     6.73%           10.19%    9.57%   12.68%   18.31%++
Without expense
    reimbursement:**
Ratio of expenses to
    average net assets               1.09%     1.08%     1.09%                                1.84%    1.83%    1.84%
Ratio of net income to
   average net assets#               4.22%     4.32%     4.71%                                3.47%    3.57%    3.96%

See  footnotes  on  page  29.

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS

FLORIDA  SERIES  (continued)




                                               CLASS D
                                           --------------
                                             YEAR ENDED
                                            SEPTEMBER 30,
                                           -------------
PER SHARE DATA:                               2002         2001     2000     1999     1998
                                           -------------  -------  -------  -------  -------
NET ASSET VALUE,
   BEGINNING OF PERIOD                         $   7.90   $ 7.50   $ 7.43   $ 8.08   $ 7.81
                                               ---------  -------  -------  -------  -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income#                             0.29     0.31     0.32     0.28     0.29
Net realized and unrealized gain (loss)
   on investments#                                 0.19     0.43     0.11    (0.60)    0.34
                                               ---------  -------  -------  -------  -------
TOTAL FROM
   INVESTMENT OPERATIONS                           0.48     0.74     0.43    (0.32)    0.63
                                               ---------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
Dividends from net
   investment income                              (0.28)   (0.31)   (0.32)   (0.28)   (0.29)
Distributions from net
   realized capital gain                             --    (0.03)   (0.04)   (0.05)   (0.07)
                                               ---------  -------  -------  -------  -------
TOTAL DISTRIBUTIONS                               (0.28)   (0.34)   (0.36)   (0.33)   (0.36)
                                               ---------  -------  -------  -------  -------
NET ASSET VALUE,
   END OF PERIOD                               $    8.10   $ 7.90   $ 7.50   $ 7.43   $ 8.08
                                              ==========  =======  =======  =======  =======

TOTAL RETURN:                                      6.26%    9.97%    5.98%   (4.01)%   8.32%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
   (000s omitted)                             $    1,904   $1,811   $1,463   $1,843   $1,940
Ratio of expenses to
   average net assets                              1.69%    1.45%    1.47%    1.78%    1.77%
Ratio of net income to
   average net assets#                             3.62%    3.95%    4.33%    3.63%    3.68%
Portfolio turnover rate                           10.19%    9.57%   12.68%   18.31%    6.73%
Without expense
   reimbursement:**
Ratio of expenses to
   average net assets                              1.84%    1.83%    1.84%
Ratio of net income to
    average net assets#                            3.47%    3.57%    3.96%



See  footnotes  on  page  29.

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS

NORTH  CAROLINA  SERIES




                                             CLASS A                                                  CLASS C
                           ----------------------------------------------------    ---------------------------------------------
                                YEAR ENDED                                               YEAR ENDED                      5/27/99*
                               SEPTEMBER 30,                                            SEPTEMBER 30,                       TO
                              ---------------                                          ---------------
PER SHARE DATA:                   2002        2001      2000      1999      1998           2002         2001     2000     9/30/99*
                              ------------  --------  --------  --------  --------     ------------  --------  -------  ----------
NET ASSET VALUE,
   BEGINNING OF PERIOD         $     7.89   $  7.54   $  7.59   $  8.30   $  8.05     $       7.88   $  7.54   $ 7.59   $    7.97
                               -----------  --------  --------  --------  --------     ------------  -------  -------  ----------
INCOME FROM
   INVESTMENT
   OPERATIONS:
Net investment income#               0.32      0.33      0.34      0.35      0.36             0.27      0.27     0.29        0.10
Net realized and
   unrealized gain
   (loss) on
    investments#                     0.31      0.37      0.05     (0.59)     0.31             0.30      0.36     0.05       (0.38)
                               -----------  --------  --------  --------  --------     ------------  -------  -------  ----------
TOTAL FROM INVESTMENT
   OPERATIONS                        0.63      0.70      0.39     (0.24)     0.67             0.57      0.63     0.34       (0.28)
                               -----------  --------  --------  --------  --------     ------------  -------  -------  ----------
LESS DISTRIBUTIONS:
Dividends from net
   investment income                (0.32)    (0.33)    (0.34)    (0.35)    (0.36)           (0.26)    (0.27)   (0.29)      (0.10)
Distributions from net
   realized capital gain            (0.01)    (0.02)    (0.10)    (0.12)    (0.06)           (0.01)    (0.02)   (0.10)         --
                               -----------  --------  --------  --------  --------     ------------  -------  -------  ----------
TOTAL DISTRIBUTIONS                 (0.33)    (0.35)    (0.44)    (0.47)    (0.42)           (0.27)    (0.29)   (0.39)      (0.10)
                               -----------  --------  --------  --------  --------     ------------  -------  -------  ----------
NET ASSET VALUE,
   END OF PERIOD                $    8.19   $  7.89   $  7.54   $  7.59   $  8.30       $     8.18   $  7.88   $ 7.54   $    7.59
                                ==========  ========  ========  ========  ========      ===========  =======  =======  ==========

TOTAL RETURN:                        8.21%     9.52%     5.36%    (3.07)%    8.60%            7.41%     8.59%    4.58%      (3.62)%

RATIOS/SUPPLEMENTAL
   DATA:
Net Assets, end of
   period (000s omitted)        $   25,386   $25,737   $24,987   $27,224   $32,358      $     2,962   $ 2,049   $  544   $      10
Ratio of expenses to
   average net assets                1.11%     1.13%     1.13%     1.06%     1.05%            1.86%     1.88%    1.88%     1.80%+
Ratio of net income to
    average net assets#              4.11%     4.29%     4.63%     4.38%     4.41%            3.36%     3.54%    3.88%     3.77%+
Portfolio turnover rate              7.96%   5.61%+     11.96%     1.52%    20.37%            7.96%     5.61%+  11.96%    1.52%++



                                                              CLASS D
                                          ---------------------------------------------------
                                            YEAR ENDED
                                           SEPTEMBER 30,
                                            ------------
PER SHARE DATA:                                 2002       2001     2000     1999     1998
                                            ------------  -------  -------  -------  -------
NET ASSET VALUE,
   BEGINNING OF PERIOD                        $    7.88   $ 7.54   $ 7.59   $ 8.30   $ 8.05
                                              ---------  -------  -------   ------   -------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income#                             0.27     0.27     0.29     0.29     0.30
Net realized and unrealized gain (loss)
   on investments#                                 0.30     0.36     0.05    (0.59)    0.31
                                              ---------  -------  -------   ------   -------
TOTAL FROM
   INVESTMENT OPERATIONS                           0.57     0.63     0.34    (0.30)    0.61
                                              ---------  -------  -------   ------   -------
LESS DISTRIBUTIONS:
Dividends from net
   investment income                              (0.26)   (0.27)   (0.29)   (0.29)   (0.30)
Distributions from net
    realized capital gain                         (0.01)   (0.02)   (0.10)   (0.12)   (0.06)
                                              ---------  -------  -------   ------   -------
TOTAL DISTRIBUTIONS                               (0.27)   (0.29)   (0.39)   (0.41)   (0.36)
                                              ---------  -------  -------   ------   -------
NET ASSET VALUE,
   END OF PERIOD                               $    8.18   $ 7.88   $ 7.54   $ 7.59   $ 8.30
                                               =========  =======  =======  =======  =======

TOTAL RETURN:                                      7.41%    8.59%    4.58%   (3.79)%   7.77%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
   (000s omitted)                               $    941   $1,514   $1,250   $1,682   $1,456
Ratio of expenses to
   average net assets                              1.86%    1.88%    1.88%    1.81%    1.82%
Ratio of net income to
   average net assets#                             3.36%    3.54%    3.88%    3.63%    3.64%
Portfolio turnover rate                            7.96%    5.61%   11.96%    1.52%   20.37%


---------------
*    Commencement  of  offering  of  Class  C  shares.
** During the periods stated, the Manager, at its discretion, reimbursed expenses and/or waived portions of its fees for California High-Yield Series and Florida Series.
+    Annualized.
++   For  the  year  ended  September  30,  1999.
#    The  effects  of  the  accounting  change  in  Note  6,  for the year ended
     September 30, 2002, on net investment income and net realized and unrealized loss on investments per share was less than $0.01 for each share class of each Series and increased the ratio of net income to average net assets of each share class of the California High-Yield and Florida Series by 0.04% and each share class of the California Quality and North Carolina Series by 0.05%. The per share data and ratios for periods prior to October 1, 2001 have not been restated.
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
REPORT  OF  INDEPENDENT  AUDITORS

THE  TRUSTEES  AND  SHAREHOLDERS,
SELIGMAN  MUNICIPAL  SERIES  TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Municipal Series Trust (comprising, respectively, the California High-Yield, California Quality, Florida, and North Carolina Series), as of September 30, 2002, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting the Seligman Municipal Series Trust as of September 30, 2002, and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE  &  TOUCHE  LLP
New  York,  New  York
November  8,  2002

--------------------------------------------------------------------------------
TRUSTEES  AND  OFFICERS  OF  THE  TRUST

Information pertaining to the Trustees and Officers of Seligman Municipal Series Trust is set forth below.

INDEPENDENT  TRUSTEES




                                                                                                                     NUMBER OF
NAME, (AGE),         TERM OF                                                                                       PORTFOLIOS IN
POSITION(S)         OFFICE AND                                                                                         FUND
HELD                LENGTH OF                                                                                         COMPLEX
WITH THE               TIME                              PRINCIPAL OCCUPATION(S) DURING                             OVERSEEN BY
TRUST#               SERVED#                  PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                    TRUSTEE
------------------  ----------  ---------------------------------------------------------------------------------  -------------
JOHN R.            1995         Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;                      61
GALVIN (73)2,4      to          Director or Trustee of each of the investment companies of the Seligman Group
Trustee             Date        of Funds+; and Chairman Emeritus, American Council on Germany. Formerly,
                                Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis.
                                From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander,
                                Europe and the Commander-in-Chief, United States European Command.

ALICE S.           1991         President Emeritus, Sarah Lawrence College; Director or Trustee of each of                    61
ILCHMAN (67)3,4     to          the investment companies of the Seligman Group of Funds+; Director,
Trustee             Date        Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization)
                                and the Committee for Economic Development; a Governor of the Court of
                                Governors, London School of Economics; and Director, Public
                                Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
                                Foundation (charitable foundation) and Director, New York Telephone Company.

FRANK A.           1995         Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee                       61
MCPHERSON (69)3,4   to          Corporation (diversified energy company); Director or Trustee of each of the
Trustee             Date        investment companies of the Seligman Group of Funds+; Director, ConocoPhillips
                                (oil and gas exploration and production); Integris Health (owner of variou hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and
                                Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and
                                Oklahoma Foundation for Excellence in Education. Formerly, Director,
                                Kimberly-Clark Corporation (consumer products).

JOHN E.            1984         Retired Chairman and Senior Partner, Sullivan & Cromwell (law firm); Director                 61
MEROW (72)2,4       to          or Trustee of each of the investment companies of the Seligman Group of Funds+;
Trustee             Date        Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director
                                Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S.
                                Council for International Business; Trustee and Vice Chairman, New York-
                                Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian
                                Hospital; and Member of the American Law Institute and Council on
                                Foreign Relations.

BETSY S.           1984         Attorney; Director or Trustee of each of the investment companies of the                      61
MICHEL (60)2,4      to          Seligman Group of Funds+; Trustee, The Geraldine R. Dodge Foundation
Trustee             Date        (charitable foundation) and World Learning, Inc. (charitable foundation).
                                Formerly, Chairman of the Board of Trustees of St. GeorgeSchool
                                (Newport, RI).

--------------------------------------------------------------------------------
TRUSTEES  AND  OFFICERS  OF  THE  TRUST

Information pertaining to the Trustees and Officers of Seligman Municipal Series Trust is set forth below.

INDEPENDENT  TRUSTEES  (continued)


                                                                                                                     NUMBER OF
NAME, (AGE),      TERM OF                                                                                          PORTFOLIOS IN
POSITION(S)      OFFICE AND                                                                                            FUND
HELD             LENGTH OF                                                                                            COMPLEX
WITH THE            TIME                                PRINCIPAL OCCUPATION(S) DURING                              OVERSEEN BY
TRUST#            SERVED#                    PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                     TRUSTEE
---------------  ----------  ------------------------------------------------------------------------------------  -------------
LEROY C.         2000        Chairman and Chief Executive Officer, Q Standards Worldwide, Inc                                 60
RICHIE           to          (library of technical standards); Director or Trustee of each of the investment
(61)2,4          Date        companies of the Seligman Group of Funds (except Seligman Cash
Trustee                      Management Fund, Inc.)+; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly,
                             Trustee, New York University Law Center Foundation; Vice Chairman,
                             Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman
                             and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies). From 1990 through 1997, Mr. Richie was Vice President and
                             General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

JAMES Q.         1991        Director or Trustee of each of the investment companies of the Seligman Group                    61
RIORDAN          to          of Funds+; Director or Trustee, The Houston Exploration Company (oil exploration)
(75)3,4          Date        and the Committee for Economic Development. Formerly, Vice Chairman of Mobil
Trustee                      Corporation (petroleum and petrochemicals company); Director and President,
                             Bekaert Corporation (high-grade steel cord, wire and fencing products company);
                             Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee,
                             Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc. Dow Jones & Company, Inc
                             (business and financial news company) and Public Broadcasting Service (PBS).

ROBERT L.        1984        Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of                    61
SHAFER (70)3,4   to          each of the investment companies of the Seligman Group of Funds+. From 1987
Trustee          Date        through 1997, Director, USLIFE Corporation (life insurance).

JAMES N.         1993        Retired Executive Vice President and Chief Operating Officer, Sammons                            61
WHITSON          to          Enterprises, Inc. (a diversified holding company); Director or Trustee of each
(67)2,4          Date        of the investment companies of the Seligman Group of Funds+; Director and
Trustee                      Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).

--------------------------------------------------------------------------------
TRUSTEES  AND  OFFICERS  OF  THE  TRUST

Information pertaining to the Trustees and Officers of Seligman Municipal Series Trust is set forth below.

INTERESTED  TRUSTEES  AND  PRINCIPAL  OFFICERS





                                                                                                                       NUMBER OF
NAME, (AGE),          TERM OF                                                                                        PORTFOLIOS IN
POSITION(S)          OFFICE AND                                                                                          FUND
HELD                 LENGTH OF                                                                                          COMPLEX
WITH THE                TIME                               PRINCIPAL OCCUPATION(S) DURING                             OVERSEEN BY
TRUST#                SERVED#                   PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                    TRUSTEE
-------------------  ----------  ----------------------------------------------------------------------------------  -------------
WILLIAM C.           1988        Chairman, J. & W. Seligman & Co. Incorporated; Chairman and Chief Executive                    61
MORRIS (64)*1        to          Officer of each of the investment companies of the Seligman Group of Funds+;
Director, Chairman   Date        Chairman, Seligman Advisors, Inc., Seligman Services, Inc. (broker-dealer) and
of the Board and                 Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director,
Chief Executive                  Seligman Data Corp. and Kerr-McGee Corporation (diversified energy company).
Officer

BRIAN T. ZINO        Dir: 1993   Director and President, J. & W. Seligman & Co. Incorporated; President of each                 61
(50)*1               to Date     of the investment companies of the Seligman Group of Funds, with the exception
Director             Pres: 1995  of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal
and President        To Date     Fund, Inc.; and Director or Trustee of each of the investment companies of the
                                 Seligman Group of Funds+, Seligman Advisors, Inc., and Seligman Services, Inc.;
                                 Chairman, Seligman Data Corp.; Member of the Board of Governors of the
                                 Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

PAUL C.              May         Managing Director and Chief Investment Officer, J. & W. Seligman & Co.                         60
GUIDONE              2002        Incorporated; Director or Trustee of each of the investment companies of the
(44)*1               to Date     Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)+;
Director                         Member of the Association of Investment Management and Research, the
                                 New York Society of Security Analysts and the London Society of Investment
                                 Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer,
                                 HSBC Asset Management; Managing Director and Chief Investment Officer,
                                 Prudential Diversified Investments.

THOMAS G.           1984         Director and Managing Director, J. & W. Seligman & Co. Incorporated;                        N/A
MOLES (60)           to          Vice President and Portfolio Manager, Seligman Municipal Fund Series, Inc.
Vice President       Date        Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania
and                              Municipal Fund Series; President and Portfolio Manager, Seligman
Portfolio Manager                Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.,
                                 closed-end investment companies; and Director, Seligman Advisors, Inc. and
                                 Seligman Services, Inc.

THOMAS G.           2000         Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman               N/A
ROSE (44)            to          Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment
Vice President       Date        companies of the Seligman Group of Funds+, Seligman Services, Inc. and Seligman
                                 International, Inc. Formerly, Treasurer of each of the investment companies of the
                                 Seligman Group of Funds and Seligman Data Corp.

--------------------------------------------------------------------------------
TRUSTEES  AND  OFFICERS  OF  THE  TRUST

Information pertaining to the Trustees and Officers of Seligman Municipal Series Trust is set forth below.

INTERESTED  TRUSTEES  AND  PRINCIPAL  OFFICERS  (continued)


                                                                                                                NUMBER OF
NAME, (AGE),       TERM OF                                                                                    PORTFOLIOS IN
POSITION(S)      OFFICE AND                                                                                       FUND
HELD              LENGTH OF                                                                                      COMPLEX
WITH THE            TIME                              PRINCIPAL OCCUPATION(S) DURING                           OVERSEEN BY
TRUST#             SERVED#                 PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                  TRUSTEE
---------------  -----------  ------------------------------------------------------------------------------  -------------
LAWRENCE P.      VP: 1992     Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman            N/A
VOGEL (46)       to Date      & Co. Incorporated; Vice President and Treasurer of each of the investment
Vice President   Treas: 2000  companies of the Seligman Group of Funds+; Treasurer, Seligman Data Corp.
 and             to Date      Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,
Treasurer                     Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman
                              Services, Inc. and Vice President and Treasurer, Seligman International, Inc
                              and Treasurer, Seligman Henderson Co.

FRANK J. NASTA   1994         General Counsel, Senior Vice President, Law and Regulation and Corporate               N/A
(38)             to           Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the
Secretary        Date         investment companies of the Seligman Group of Funds+, Seligman Advisors, Inc.,
                              Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp.
                              Formerly, Corporate Secretary, Seligman Henderson Co.

The Trust's Statement of Additional Information (SAI) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Trust, or to make shareholder inquiries.

-------------
# The address for each of the trustees and officers is 100 Park Avenue, 8th Floor, New York, NY 10017.
## Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Trustees.
+ The Seligman Group of investment companies consists of twenty-three registered investment companies.
* Mr. Morris, Mr. Zino, and Mr. Guidone are considered "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:   1  Executive  Committee
          2  Audit  Committee
          3  Trustee  Nominating  Committee
          4  Board  Operations  Committee

--------------------------------------------------------------------------------
FOR  MORE  INFORMATION

MANAGER
J.  &  W.  Seligman  &  Co.
Incorporated
100  Park  Avenue
New  York,  NY  10017

GENERAL  COUNSEL
Sullivan  &  Cromwell

INDEPENDENT  AUDITORS
Deloitte  &  Touche  llp

GENERAL  DISTRIBUTOR
Seligman  Advisors,  Inc.
100  Park  Avenue
New  York,  NY  10017

SHAREHOLDER  SERVICE  AGENT
Seligman  Data  Corp.
100  Park  Avenue
New  York,  NY  10017
website:  www.seligman.com

IMPORTANT  TELEPHONE  NUMBERS
(800)  221-2450     Shareholder  Services
(212)  682-7600     Outside  the  United  States
(800)  622-4597     24-Hour  Automated  Telephone  Access  Service

--------------------------------------------------------------------------------
GLOSSARY  OF  FINANCIAL  TERMS

CAPITAL GAIN DISTRIBUTIOn -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

---------------
Adapted  from  the  Investment  Company  Institute's  2002  Mutual
Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

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                             SELIGMAN ADVISORS, INC.
                                 an affiliate of
                                      LOGO
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017
                                www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Municipal Series Trust, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TEB2  9/02